                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4841

--------------------------------------------------------------------------------

                           MFS MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------

                       Date of fiscal year end: October 31
--------------------------------------------------------------------------------

                   Date of reporting period: October 31, 2004
--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) MUNICIPAL INCOME TRUST                                          10/31/04


ANNUAL REPORT
-------------------------------------------------------------------------------

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

                        ANNUAL REPORT

                        LETTER FROM THE CEO                                  1
                        ------------------------------------------------------
                        PORTFOLIO COMPOSITION                                5
                        ------------------------------------------------------
                        MANAGEMENT REVIEW                                    6
                        ------------------------------------------------------
                        PERFORMANCE SUMMARY                                  8
                        ------------------------------------------------------
                        DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN        10
                        ------------------------------------------------------
                        RESULTS OF SHAREHOLDER MEETING                      11
                        ------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS                            12
                        ------------------------------------------------------
                        FINANCIAL STATEMENTS                                34
                        ------------------------------------------------------
                        NOTES TO FINANCIAL STATEMENTS                       39
                        ------------------------------------------------------
                        REPORT OF INDEPENDENT REGISTERED
                        PUBLIC ACCOUNTING FIRM                              50
                        ------------------------------------------------------
                        TRUSTEES AND OFFICERS                               51
                        ------------------------------------------------------
                        PROXY VOTING POLICIES AND INFORMATION               55
                        ------------------------------------------------------
                        QUARTERLY PORTFOLIO DISCLOSURE                      55
                        ------------------------------------------------------
                        FEDERAL TAX INFORMATION                             56
                        ------------------------------------------------------
                        CONTACT INFORMATION                         BACK COVER
                        ------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

For most investors, the main factor in determining long-term success is asset allocation - how they spread their money among stocks, bonds, and cash. In fact, the total returns of investors may be more influenced by their asset allocation strategy than by their security selection within each asset class. The principle behind asset allocation is simple: by diversifying across a variety of types of securities, investors reduce the overall risk of their portfolio because gains in one area are likely to offset losses in another.

One of the dangers of not having an asset allocation plan is the temptation to simply chase performance, by moving money into whichever asset class appears to be outperforming at the moment. The problem with this approach is that by the time a particular area of the market comes into favor, investors may have already missed some of the best performance. We would suggest that one way to benefit from swings in the market is to acquire a diversified portfolio so that investors hold a range of asset classes before the market swings in their direction.

UNDERSTAND YOUR EMOTIONS

It usually takes a bear market for people to appreciate the benefits of diversification. At MFS, we believe proper asset allocation is important in all market environments. But we understand that there are emotional components of investment decisions that sometimes keep investors from achieving their long term goals. The three common behaviors that negatively impact investment decisions are overconfidence, looking backwards, and loss aversion.

  o Overconfidence. After experiencing gains in the market, particularly during a bull market, investors have a natural tendency to overestimate their own abilities. During the global bull market of the late 1990s, for example, a large number of investors traded their own stocks and made significant profits. However, most of these same investors later handed back those profits - and then some - because they focused more on short-term blips in the market and less on the fundamental factors that affect a company's long-term prospects.

  o Looking backwards. Although security prices are determined by expectations about the future, many investors make choices based on the recent past. Investors who have achieved momentary success in the market tend to take on too much risk, believing that better- than-average returns can be easily duplicated. On the other hand, those who have had negative experiences tend to become overly cautious and take on too little risk. Recent historical experience tends to dictate an investor's frame of reference and may lead to irrational decisions.

  o Loss aversion. Simply put, investors would rather avoid the immediate pain of losses than enjoy the future pleasure of gains. As a result, some investors tend to overreact to short-term downturns in the market by seeking to mitigate their losses, rather than remaining invested to benefit from the long-term growth potential of the stock and bond markets.

THINK LIKE A PROFESSIONAL INVESTOR

Asset allocation helps reduce the emotional factors that tend to affect the long-term returns of investors. Professional investors - those who manage assets for money management firms, pension funds, and endowments - have tended to outperform the average retirement investor because they focus on asset allocation. For example, the investment performance of the average 401(k) participant has lagged these professional investors by more than two percentage points a year, on average, over the past 10 years.(1)

We think asset allocation is one of the most important decisions for investors. A study of the performance of 91 large U.S. corporate pension plans with assets of more than $100 million over a 10-year period beginning in 1974 concluded that asset allocation policies accounted for 93.6% of their returns, while individual security selection and the timing of their investments accounted for only 6.4% for their overall performance.(2)

Professional investors target a realistic level of return based on the amount of risk they are willing to take, then set allocations to meet their goals. On average, U.S. professional investors allocate 35% to 40% of their assets to domestic equity stocks; 20% to 30% to fixed income issues; 10% to international stocks; and between 10% and 20% to other investment classes such as real estate.(3) And within those categories, they hold a broad range of styles and asset classes.

In contrast, 401(k) participants who held company stock in their retirement plans at the end of 2002 had roughly 42% of their retirement assets in company stock while the rest was allocated to either growth or value stock funds.(4) These participants virtually ignored the broad range of equity, fixed-income, and international offerings provided by their retirement plans.

ALLOCATE, DIVERSIFY, REBALANCE

We recommend working with a professional adviser to find an optimal mix of investments based on your individual goals. In our view, a disciplined asset allocation strategy is composed of three simple steps: allocate, diversify and rebalance.

  o Allocate. Investors should work with their financial adviser to specify their long-term goals and tolerance for risk. Then investors should allocate their assets across the major asset classes - stocks, bonds, and cash - to help them pursue an investment return that is consistent with their risk tolerance level.

  o Diversify. By diversifying their assets, investors trade some performance in the top performing categories for a more predictable and stable portfolio. At the same time, investors should include different investment styles and market capitalizations of stocks and a range of fixed-income investments, as well as U.S. and non-U.S. securities. Because security subclasses tend to move in and out of favor during various market and economic environments, a broad portfolio increases the benefits of diversification.

  o Rebalance. We suggest that investors consult with their professional advisers periodically to rebalance their portfolios to maintain the percentages that they have dedicated to each asset class. Allocations can shift as markets rise and fall, making for a riskier or more conservative portfolio than an investor originally intended. For example, a portfolio of 50% stocks and 50% bonds at the start of 2000 would have shifted to 32% stocks and 68% bonds at the end of 2002 because of the weak stock market.(5)

In short, these three simple concepts - allocate, diversify and rebalance - help take emotion out of the investment process and help prevent investors from trying to outguess the market. An asset allocation strategy cannot turn a down market cycle into a good one, but it is an invaluable tool to manage risk and keep investors on track toward reaching their long-term investment goals.

A DISCIPLINED INVESTMENT PROCESS IS PARAMOUNT

Disciplined diversification has helped investors pursue long-term, above-average results through the years. Since 1924, when we invented the mutual fund, MFS(R) has strived to give investors the products and tools they need to maintain well-diversified portfolios. MFS provides a variety of products in each asset class as well as a family of asset allocation funds. These asset allocation portfolios cover a range from conservative to moderate, growth, and aggressive growth allocations, each with a strategy based on a distinct level of risk. We recommend developing a comprehensive financial plan with an investment advisor who is familiar with your risk tolerance, your individual goals, and your financial situation.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    November 15, 2004

Asset allocation and diversification can not guarantee a profit or protect against a loss.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

(1) Source: Watson Wyatt
(2) "Determinants of Portfolio Performance," in Financial Analysts Journal, January/February 1995, by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower
(3) Source: Greenwich Associates
(4) Source: Hewitt Associates
(5) Source: Lipper Inc.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

              PORTFOLIO STRUCTURE

              Bonds                                      99.0%
              Cash & Other Net Assets                     1.0%


              TOP FIVE BOND INDUSTRIES*

              Healthcare/Hospitals                       27.5%
              ------------------------------------------------
              Healthcare/Long Term Care                   9.8%
              ------------------------------------------------
              Investor Owned Utilities                    7.8%
              ------------------------------------------------
              Industrial Development Bonds/Paper          6.1%
              ------------------------------------------------
              Industrial Development Bonds/Other          3.7%
              ------------------------------------------------

              CREDIT QUALITY**

              AAA                                        12.0%
              ------------------------------------------------
              AA                                          4.2%
              ------------------------------------------------
              A                                          10.0%
              ------------------------------------------------
              BBB                                        32.6%
              ------------------------------------------------
              BB                                         10.1%
              ------------------------------------------------
              B                                           4.1%
              ------------------------------------------------
              CCC                                         2.8%
              ------------------------------------------------
              CC                                          0.3%
              ------------------------------------------------
              D                                           0.0%
              ------------------------------------------------
              Not Rated                                  23.5%
              ------------------------------------------------
              Other                                       0.4%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration                             8.5
              ------------------------------------------------
              Average Life                            17.0 Yrs
              ------------------------------------------------
              Average Maturity***                     18.4 Yrs
              ------------------------------------------------
              Average Quality                             BBB+
              ------------------------------------------------
              Average Quality Short Term Bonds             A-1
              ------------------------------------------------

Percentages are based on net assets including preferred shares as of 10/31/04.

  * For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

 ** Credit quality ratings are based on a weighted average of each security's rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the ratings assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered not rated, except for U.S. Treasuries and mortgage-backed securities, which are included in the "AAA"-rating category.

*** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

SUMMARY OF RESULTS

For the year ended October 31, 2004, the net asset value of MFS Municipal Income Trust was up 9.72%, outpacing the 6.03% return for the Lehman Brothers Municipal Bond Index.

MARKET ENVIRONMENT

In 2004, many measures of economic growth, including employment, corporate spending, and earnings growth continued to improve, though we feel that near-record-high oil prices, concerns about rising interest rates, and an unsettled geopolitical environment adversely affected U.S. markets. The U.S. Federal Reserve Board raised interest rates three times during the period, and this appears to have set expectations for an ongoing series of modest rate hikes.

CONTRIBUTORS TO RELATIVE PERFORMANCE

Strong security selection within the health care and utilities sectors was the principal source of the fund's relative outperformance for the period relative to its benchmark, the Lehman Brothers Municipal Bond Index. Our positioning along the yield curve also helped boost relative results. Shorter-maturity bonds experienced larger price declines than longer-maturity bonds over the period. The trust's overweighted position in bonds with maturities in the 15- to 20-year range, therefore, worked to its benefit as these bonds outperformed shorter-maturity bonds. Our underweighted position in shorter-maturity bonds also helped relative performance as that end of the curve underperformed longer-maturity bonds.

In addition, the trust's relative performance was positively impacted by credit quality. As a high-yield-oriented portfolio, the trust was overweighted in "BBB"-rated bonds which are the lowest quality investment-grade issues. The trust benefited as "BBB"-rated bonds outperformed higher-quality issues over the period. In addition, the trust's positions in noninvestment-grade debt, which is not held by the benchmark, also aided relative results.

DETRACTORS FROM RELATIVE PERFORMANCE

Duration - a measure of the trust's sensitivity to changes in interest rates - detracted modestly from relative performance during the 12-month period. The fund was slightly long in duration - i.e., more sensitive to interest rate changes - relative to its benchmark. Our longer duration stance modestly hurt performance, mainly during March and April of 2004, when rates rose sharply and bond prices retreated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 10/31/04
-------------------------------------------------------------------------------

All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

---------------------
Year ended 10/31/04
---------------------

                                                 Date                  Price
------------------------------------------------------------------------------
Net asset value                                10/31/2003                $7.69
------------------------------------------------------------------------------
                                               10/31/2004                $7.86
------------------------------------------------------------------------------
New York Stock Exchange Price                  10/31/2003                $7.49
------------------------------------------------------------------------------
                                                 3/9/2004  (high)*       $8.15
------------------------------------------------------------------------------
                                                5/10/2004  (low)*        $6.83
------------------------------------------------------------------------------
                                               10/31/2004                $7.83
------------------------------------------------------------------------------
* For the period from November 1, 2003, through October 31, 2004.

TOTAL RETURN VS BENCHMARKS

---------------------
Year ended 10/31/04
---------------------

------------------------------------------------------------------------------
New York Stock Exchange price**                                         12.22%
------------------------------------------------------------------------------
Net asset value**                                                        9.72%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                                    6.03%
------------------------------------------------------------------------------
Lipper Closed End High Yield Municipal Index+                            8.72%
------------------------------------------------------------------------------

** Includes reinvestment of dividend and capital gain distributions.
 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

Lipper Closed End High Yield Municipal Index - an index composed of 10 closed-end funds (including MFS Municipal Income Trust) that invests at least 50% of their assets in lower rated municipal debt securities.

Lehman Brothers Municipal Bond Index - measures the municipal bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. The trust's shares also may trade at a premium to their net asset value. When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

KEY RISK CONSIDERATIONS

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The portfolio may invest in government guaranteed securities. These guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

The portfolio may invest a higher precentage of its assets in a small number of issuers', the portfolio is more susceptible to any (non-diversified) single economic, political or regulatory event affecting those issuers than is a diversified fund.

The portfolio may focus in a limited number of states making it more susceptible to adverse economic, political, or regulatory developments affecting those states than a portfolio that invests more broadly.

The portfolio's value will fluctuate in response to market conditions and issuer, regulatory, economic, or political developments. In general, fixed income securities will decline when interest rates rise and will increase when interest rates fall. Many fixed income securities also involve credit risk, which is the risk that issuers may fail to make timely principal or interest payments. In addition, fixed income securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturity periods. Please see the prospectus for further information on these and other risk considerations.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
-------------------------------------------------------------------------------

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

-------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING (unaudited) - 10/31/04
-------------------------------------------------------------------------------

At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 7, 2004, the following actions were taken:

ITEM 1. The election of the following Trustees of the trust by holders of common shares:

                                                 NUMBER OF COMMON SHARES
                                            -----------------------------------
NOMINEE                                          FOR        WITHHOLD AUTHORITY

Robert J. Manning                           34,383,020.097         732,400.089
-------------------------------------------------------------------------------
Lawrence H. Cohn M.D.                       34,390,236.535         725,183.651
-------------------------------------------------------------------------------
Lawrence T. Perera                          34,412,202.034         703,218.152
-------------------------------------------------------------------------------

ITEM 2. The election of the following Trustees of the trust by holders of preferred shares:

                                               NUMBER OF PREFERRED SHARES
                                           -----------------------------------
NOMINEE                                          FOR        WITHHOLD AUTHORITY

Elaine R. Smith                                      5,104                  10
--------------------------------------------------------------------------------

ITEM 3. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2004.

                                          NUMBER OF SHARES

Affirmative                                 34,507,755.100
----------------------------------------------------------
Against                                        258,535.969
----------------------------------------------------------
Abstain                                        349,129.117
----------------------------------------------------------

----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 10/31/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 141.7%
----------------------------------------------------------------------------------------------
ISSUER                                                            PAR AMOUNT           $ VALUE
----------------------------------------------------------------------------------------------
Airport & Port Revenue - 5.5%
----------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev. RITES, XLCA,
9.0787%, 2022+(+)                                                 $1,500,000        $1,784,490
----------------------------------------------------------------------------------------------
Cleveland Cuyahoga County, OH, Port Authority Rev.
(Cleveland City Project), "B", 4.5%, 2030                          1,485,000         1,485,772
----------------------------------------------------------------------------------------------
Dayton Montgomery County, OH, Port Authority Rev. (Parking
Garage Project), 6.125%, 2024                                      1,130,000         1,176,161
----------------------------------------------------------------------------------------------
Oklahoma City, OK, Airport Trust Rev., FSA, 5.75%, 2016            3,125,000         3,430,344
----------------------------------------------------------------------------------------------
Port Authority, NY, Special Obligations Rev. (JFK
International), MBIA, 5.75%, 2022                                  7,000,000         7,667,730
----------------------------------------------------------------------------------------------
Port of Seattle, Rev, FGIC, 5.625%, 2018                           1,500,000         1,646,835
----------------------------------------------------------------------------------------------
                                                                                   $17,191,332
----------------------------------------------------------------------------------------------
Chemicals - 0.7%
----------------------------------------------------------------------------------------------
Red River Authority, TX, Pollution Control Rev. (Celanese
Project), 6.7%, 2030                                              $2,125,000        $2,136,071
----------------------------------------------------------------------------------------------

General Obligations - General Purpose - 1.4%
----------------------------------------------------------------------------------------------
Jefferson County, OH, ASST GTY, 7.125%, 2005(++)                  $1,000,000        $1,075,390
----------------------------------------------------------------------------------------------
Lake County, IL, Land Acquisition & Development, 5.75%, 2017       1,000,000         1,139,350
----------------------------------------------------------------------------------------------
New York City, NY, 6.125%, 2006(++)                                2,000,000         2,134,480
----------------------------------------------------------------------------------------------
                                                                                    $4,349,220
----------------------------------------------------------------------------------------------
Healthcare Revenue - Hospitals - 38.2%
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(South Hills Health Systems), 6.75%, 2025                           $500,000          $530,125
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), 9.25%, 2022                          1,000,000         1,152,480
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), 9.25%, 2030                          2,000,000         2,304,520
----------------------------------------------------------------------------------------------
Athens County, OH, Hospital Facilities Rev. (O'Bleness
Memorial Hospital), 7.125%, 2033                                   1,500,000         1,536,840
----------------------------------------------------------------------------------------------
Baldwin County, AL, Eastern Shore Health Care Authority Rev.
(Thomas Hospital), 5.75%, 2027                                       700,000           679,315
----------------------------------------------------------------------------------------------
Brookhaven, NY, Civic Facilities Rev. (Memorial Hospital
Medical Center, Inc.), 7.75%, 2010                                   805,000           859,965
----------------------------------------------------------------------------------------------
Chautauqua County, NY, Civic Facilities Rev. (Women's
Christian Assn.), 6.35%, 2017                                        275,000           278,033
----------------------------------------------------------------------------------------------
Chautauqua County, NY, Civic Facilities Rev. (Women's
Christian Assn.), 6.4%, 2029                                         980,000           931,804
----------------------------------------------------------------------------------------------
Chemung County, NY, Civic Facilities Rev. (St. Joseph's
Hospital-Elmira), 6%, 2013                                           590,000           593,617
----------------------------------------------------------------------------------------------
Chemung County, NY, Civic Facilities Rev. (St. Joseph's
Hospital-Elmira), 6.35%, 2013                                        150,000           153,782
----------------------------------------------------------------------------------------------
Chester County, PA, Health & Educational Facilities Rev.
(Chester County Hospital), 6.75%, 2021                             1,625,000         1,718,226
----------------------------------------------------------------------------------------------
Citrus County, FL, Hospital Development Authority Rev.
(Citrus Memorial Hospital), 6.25%, 2023                              985,000         1,035,441
----------------------------------------------------------------------------------------------
Coffee County, GA, Hospital Authority Rev. (Coffee Regional
Medical Center, Inc.), 5%, 2026                                       40,000            39,008
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Parkview Medical
Center), 6.5%, 2020                                                1,230,000         1,365,497
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Parkview Medical
Center), 6.6%, 2025                                                1,000,000         1,102,410
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Portercare
Adventist Health Systems), 6.625%, 2026                              675,000           748,791
----------------------------------------------------------------------------------------------
Comal County, TX, Health Facilities Development Rev.
(McKenna Memorial Hospital), 6.125%, 2022                            500,000           513,145
----------------------------------------------------------------------------------------------
Crittenden County, AR, Arkansas Hospital Rev., 7%, 2020            1,030,000         1,027,291
----------------------------------------------------------------------------------------------
Cumberland County PA, Municipal Authority Rev. (Carlisle
Hospital & Health Centers), 6.8%, 2004(++)                           250,000           255,425
----------------------------------------------------------------------------------------------
Cuyahoga County, OH, Hospital Facilities Rev. (Canton,
Inc.), 7.5%, 2030                                                  1,330,000         1,476,832
----------------------------------------------------------------------------------------------
Delaware Health Facilities Authority Rev. (Nanticoke
Memorial Hospital), 5.625%, 2032                                   1,250,000         1,311,900
----------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Authority Rev., 5.25%, 2013            635,000           658,216
----------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2018         1,500,000         1,535,850
----------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2028           860,000           858,306
----------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Authority Rev., "A", 6%, 2023          250,000           256,628
----------------------------------------------------------------------------------------------
District of Columbia, Health & Hospital Authority Rev.
(Medstar University Hospital), "D", 6.875%, 2007(++)               1,200,000         1,330,044
----------------------------------------------------------------------------------------------
Farmington, NM, Hospital Rev. (San Juan Regional Medical
Center), "A", 5%, 2023                                               835,000           838,975
----------------------------------------------------------------------------------------------
Grand Forks, ND, Health Care Authority Rev. (Altru Health
Systems Obligation Group), 7.125%, 2024                              755,000           824,656
----------------------------------------------------------------------------------------------
Gulfport, MS, Healthcare Authority Rev. (Memorial Hospital),
5.75%, 2031                                                        1,000,000         1,044,180
----------------------------------------------------------------------------------------------
Highlands County, FL, Health Facilities Authority Rev.
(Adventist/Sunbelt Hospital), 6%, 2031                               900,000           968,571
----------------------------------------------------------------------------------------------
Houston County, AL, Health Care Authority Rev., AMBAC,
6.25%, 2030                                                        2,000,000         2,271,160
----------------------------------------------------------------------------------------------
Huntsville, AL, Health Care Authority Rev., 5.625%, 2026             875,000           909,694
----------------------------------------------------------------------------------------------
Illinois Development Finance Authority, Hospital Authority
Rev. (Adventist/Sunbelt Hospital), 5.65%, 2024                     1,750,000         1,829,765
----------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Centegra Heath
Systems), 5.25%, 2018                                              1,000,000         1,016,740
----------------------------------------------------------------------------------------------
Indiana Health Facilities Financing Authority, Hospital Rev.
(Munster Medical Research Foundation, Inc.), 6.375%, 2031          3,990,000         4,106,029
----------------------------------------------------------------------------------------------
Indiana Health Facilities Financing Authority, Hospital Rev.
(Riverview Hospital), 6.125%, 2031                                 1,000,000         1,038,060
----------------------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority, Health
Systems Rev. (Norton Healthcare, Inc.), 6.5%, 2020                 5,000,000         5,442,700
----------------------------------------------------------------------------------------------
Knox County, TN, Health Educational Housing Facilities
Board, Hospital Facilities Rev. (Baptist Health Systems),
6.5%, 2031                                                         1,725,000         1,723,931
----------------------------------------------------------------------------------------------
Lauderdale County & Florence, AL, Health Care Authority Rev.
(Coffee Health Group), MBIA, 5.625%, 2021                          3,000,000         3,340,650
----------------------------------------------------------------------------------------------
Lufkin, TX, Health Facilities Rev. (Memorial Health System
of East Texas), 6.875%, 2026                                       1,615,000         1,698,076
----------------------------------------------------------------------------------------------
Lufkin, TX, Health Facilities Rev. (Memorial Health System
of East Texas), 5.7%, 2028                                           995,000         1,009,507
----------------------------------------------------------------------------------------------
Macomb County, MI, Hospital Finance Authority Rev. (Mount
Clemens General Hospital), 5.75%, 2025                             1,000,000           933,850
----------------------------------------------------------------------------------------------
Macomb County, MI, Hospital Finance Authority Rev. (Mount
Clemens General Hospital), 5.875%, 2034                              905,000           843,080
----------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities Authority
Rev. (Medstar Health), 5.5%, 2033                                    380,000           387,855
----------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities Authority
Rev. (North Arundel Hospital), 6.5%, 2031                          1,500,000         1,664,475
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Berkshire Health Systems), 6.25%, 2031                            1,900,000         1,989,357
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Caritas Christi), 6.5%, 2012                                        600,000           672,114
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Caritas Christi), 5.7%, 2015                                        500,000           517,935
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Jordan Hospital), 5.25%, 2018                                     1,400,000         1,304,576
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Northern Berkshire Health), "B", 6.375%, 2034                       890,000           878,902
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority Rev.
(Saints Memorial Medical Center), 6%, 2023                           465,000           451,013
----------------------------------------------------------------------------------------------
Miami Beach, FL, Health Facilities Rev. (Mount Sinai Medical
Center), 6.75%, 2029                                                 810,000           859,532
----------------------------------------------------------------------------------------------
Miami Beach, FL, Health Facilities Rev. (Mount Sinai Medical
Center), "A", 6.7%, 2019                                             995,000         1,034,442
----------------------------------------------------------------------------------------------
Mississippi Business Finance Corp., Health Facilities Rev.
(Rush Medical Foundation, Inc.), 5.625%, 2023                        845,000           807,524
----------------------------------------------------------------------------------------------
Mississippi Hospital Equipment, Health Facilities Rev. (Rush
Medical Foundation, Inc.), 5.4%, 2007                                315,000           323,829
----------------------------------------------------------------------------------------------
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair
Memorial Hospital), 5.625%, 2032                                     435,000           448,202
----------------------------------------------------------------------------------------------
Nassau County, NY, Industrial Development Agency, Civic
Facilities Rev. (North Shore Health System), 5.625%, 2010            725,000           796,057
----------------------------------------------------------------------------------------------
Nassau County, NY, Industrial Development Agency, Civic
Facilities Rev. (North Shore Health System), 5.875%, 2011            550,000           612,046
----------------------------------------------------------------------------------------------
New Hampshire Health & Educational Facilities Authority Rev.
(Covenant Health), 6.5%, 2017                                        915,000         1,030,812
----------------------------------------------------------------------------------------------
New Hampshire Higher Educational & Health Facilities
Authority Rev. (Catholic Medical Center), 6.125%, 2032             1,000,000         1,029,900
----------------------------------------------------------------------------------------------
New Hampshire Higher Educational & Health Facilities
Authority Rev. (Littleton Hospital), 5.8%, 2018                    1,000,000           961,280
----------------------------------------------------------------------------------------------
New Jersey Health Care Facilities, Financing Authority Rev.
(St. Peter's University Hospital), 6.875%, 2030                    3,000,000         3,320,190
----------------------------------------------------------------------------------------------
New York City, NY, Industrial Development Agency, Civic
Facilities Rev. (Staten Island University Hospital), 6.375%, 2031    500,000           479,225
----------------------------------------------------------------------------------------------
New York City, NY, Health & Hospital Corp. Rev., 5.25%, 2017         700,000           731,220
----------------------------------------------------------------------------------------------
North Texas Health Facilities Development Corp. Rev. (United
Regional Health Care System, Inc.), 6%, 2023                       1,000,000         1,059,810
----------------------------------------------------------------------------------------------
Ohio County, WV, County Commission Health System Rev. (Ohio
Valley Medical Center), 5.75%, 2013                                  850,000           797,649
----------------------------------------------------------------------------------------------
Oklahoma Development Finance Authority Rev. (Comanche County
Hospital), 6.6%, 2031                                              1,875,000         1,968,544
----------------------------------------------------------------------------------------------
Rhode Island Health & Education Building Rev., Hospital
Financing (Lifespan Obligated Group), 6.5%, 2032                     505,000           537,588
----------------------------------------------------------------------------------------------
Rhode Island Health & Education Building Rev., Hospital
Financing (Lifespan Obligation Group), 6.375%, 2021                1,805,000         1,933,317
----------------------------------------------------------------------------------------------
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
Systems, Inc.), 6.375%, 2014                                         955,000           955,325
----------------------------------------------------------------------------------------------
Russell, KY, (Bon Secours Health Systems), ETM,
5.85%, 2005(++)                                                    3,000,000         3,121,620
----------------------------------------------------------------------------------------------
Salt Lake City, UT, Hospital Authority Rev. (Intermountain
Health Care), AMBAC, INFLOS, ETM, 11.725%, 2020(+),(++)              600,000           602,244
----------------------------------------------------------------------------------------------
Scranton-Lackawanna, PA, Health & Welfare Authority Rev.
(Allied Rehab Hospital), 7.125%, 2005                                285,000           286,935
----------------------------------------------------------------------------------------------
Shelby County, TN, Educational & Hospital Facilities Board
Hospital Rev. (Methodist Healthcare), 6.375%, 2019                   625,000           759,481
----------------------------------------------------------------------------------------------
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), 6.25%, 2018                    315,000           380,076
----------------------------------------------------------------------------------------------
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), ETM, 6.25%, 2018(++)           185,000           217,114
----------------------------------------------------------------------------------------------
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), ETM, 6.375%, 2019(++)          375,000           449,194
----------------------------------------------------------------------------------------------
South Carolina Jobs & Economic Development Authority,
Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031     835,000           883,422
----------------------------------------------------------------------------------------------
South Carolina Jobs & Economic Development Authority (Bon
Secours Health Systems, Inc.), "A", 5.625%, 2030                     710,000           730,114
----------------------------------------------------------------------------------------------
South Dakota Health & Education Facilities Authority Rev.
(Prairie Lakes Health Care System), 5.625%, 2032                     670,000           681,022
----------------------------------------------------------------------------------------------
Southwestern Illinois Development Authority Rev. (Anderson
Hospital), 5.625%, 2029                                            1,500,000         1,500,075
----------------------------------------------------------------------------------------------
Springfield, TN, Health & Educational Facilities Rev.
(Northcrest Medical Center), 5.25%, 2018                           1,400,000         1,377,936
----------------------------------------------------------------------------------------------
State of Arkansas, Development Finance Authority Rev.
(Washington Regional Medical Center), 7.25%, 2020                    500,000           553,435
----------------------------------------------------------------------------------------------
Steubenville, OH, Hospital Authority Rev. (Trinity Health
Center), 6.5%, 2030                                                1,300,000         1,416,454
----------------------------------------------------------------------------------------------
Stillwater, OK, Medical Center Authority, 5.625%, 2023             1,000,000         1,028,250
----------------------------------------------------------------------------------------------
Suffolk County, NY, Industrial Development Agency Rev.
(Southampton Hospital), 7.25%, 2020                                  750,000           750,503
----------------------------------------------------------------------------------------------
Suffolk County, NY, Industrial Development Agency Rev.
(Southampton Hospital), 7.625%, 2030                                 750,000           760,590
----------------------------------------------------------------------------------------------
Tallahassee, FL, Health Facilities Rev. (Tallahassee
Memorial Healthcare), 6.25%, 2020                                  3,085,000         3,173,478
----------------------------------------------------------------------------------------------
Texas Metro Health Facilities Development Corp., Metro
Health Facilities Development Rev. (Wilson N. Jones Memorial
Hospital), 7.2%, 2021                                                700,000           711,361
----------------------------------------------------------------------------------------------
Texas Metro Health Facilities Development Corp., Metro
Health Facilities Development Rev. (Wilson N. Jones Memorial
Hospital), 7.25%, 2031                                             1,000,000         1,016,200
----------------------------------------------------------------------------------------------
Tom Green County, TX, Health Facilities Rev. (Shannon Health
System), 6.75%, 2021                                               1,250,000         1,333,313
----------------------------------------------------------------------------------------------
Upper Illinois River Valley Development, Health Facilities
Rev. (Morris Hospital), 6.625%, 2031                                 600,000           642,072
----------------------------------------------------------------------------------------------
Valley, AL, Special Care Facilities, Financing Authority
Rev. (Lanier Memorial Hospital), 5.6%, 2016                          600,000           597,462
----------------------------------------------------------------------------------------------
Wapello County, IA, Hospital Authority Rev. (Ottumwa
Regional Health Center), 6.375%, 2031                              1,500,000         1,571,505
----------------------------------------------------------------------------------------------
Weirton, WV, Municipal Hospital Building, Commission Rev.
(Weirton Hospital Medical Center), 6.375%, 2031                    1,115,000         1,104,296
----------------------------------------------------------------------------------------------
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center),
6.25%, 2032                                                        1,000,000         1,055,440
----------------------------------------------------------------------------------------------
West Plains, MO, Industrial Development Authority Rev.
(Ozarks Medical Center), 6.75%, 2024                                 170,000           173,788
----------------------------------------------------------------------------------------------
West Shore Pennsylvania, Hospital Authority Rev. (Holy
Spirit Hospital), 6.2%, 2026                                       1,250,000         1,298,050
----------------------------------------------------------------------------------------------
Wichita, KS, Hospital Authority Rev. (Via Christi Health
System), 6.25%, 2020                                               1,500,000         1,684,155
----------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Aurora Health Care, Inc.), 6.875%, 2030                           1,000,000         1,149,710
----------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Aurora Health Care, Inc.), MBIA, 5.25%, 2017                      5,000,000         5,420,950
----------------------------------------------------------------------------------------------
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. John's Riverside Hospital), 6.8%, 2016                     755,000           781,719
----------------------------------------------------------------------------------------------
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. John's Riverside Hospital), 7.125%, 2031                   490,000           503,103
----------------------------------------------------------------------------------------------
                                                                                  $119,360,901
----------------------------------------------------------------------------------------------
Healthcare Revenue - Long Term Care - 13.9%
----------------------------------------------------------------------------------------------
Abilene, TX, Health Facilities Development Co., Retirement
Facilities Rev. (Sears Methodist Retirement), 7%, 2033              $345,000          $358,762
----------------------------------------------------------------------------------------------
Arizona Health Facilities Authority Rev. (The Terraces
Project), 7.75%, 2033                                                750,000           776,820
----------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Rev.
(Advanced Living Technology), 7.75%, 2006                            195,000           185,823
----------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Rev.
(Advanced Living Technology), 8.125%, 2016                         1,085,000           877,591
----------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Rev.
(Advanced Living Technology), 8.5%, 2026                           2,405,000         1,876,357
----------------------------------------------------------------------------------------------
Cambria County, PA, Industrial Development Authority Rev.
(Beverly Enterprises, Inc.), 10%, 2012                               440,000           488,026
----------------------------------------------------------------------------------------------
Chester County, PA, Industrial Development Authority Rev.
(RHA Nursing Home), 8.5%, 2032                                       600,000           593,454
----------------------------------------------------------------------------------------------
Clarion, PA, Industrial Development Authority Rev. (Beverly
Enterprises, Inc.), 7.5%, 2012                                     1,000,000         1,020,920
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Covenant
Retirement Communities, Inc.), 6.125%, 2033                        1,000,000         1,031,350
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Evangelical
Lutheran), 6.9%, 2025                                              3,000,000         3,385,050
----------------------------------------------------------------------------------------------
Contra Costa County, CA, Residential Rental Facilities Rev.
(Cypress Meadows), 7%, 2028*                                       1,840,000         1,633,478
----------------------------------------------------------------------------------------------
Cumberland County, PA, Retirement Community Rev. (Wesley
Affiliated Services), 7.25%, 2035                                  1,000,000         1,044,470
----------------------------------------------------------------------------------------------
Franklin County, OH, Healthcare Facilities Rev. (Ohio
Presbyterian), 7.125%, 2029                                        1,000,000         1,092,890
----------------------------------------------------------------------------------------------
Fulton County, GA, Residential Care Facilities (Canterbury
Court), "A", 6.125%, 2034                                            330,000           331,264
----------------------------------------------------------------------------------------------
Goldsboro, NC, Housing Authority Rev. (North Carolina
Housing Foundation, Inc.), 7.25%, 2029                               385,000           334,168
----------------------------------------------------------------------------------------------
Grand Prairie, TX, Housing Finance Corp., Independent Senior
Living Center Rev., 7.5%, 2017                                       600,000           594,066
----------------------------------------------------------------------------------------------
Greenville County, SC, Hospital Rev. (Chestnut Hill) "A",
8%, 2015                                                           2,320,000         2,070,739
----------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Lutheran Senior
Ministries), 7.375%, 2031                                            800,000           805,320
----------------------------------------------------------------------------------------------
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives Project), 5.75%, 2018                                    895,000           835,581
----------------------------------------------------------------------------------------------
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives Project), 9.25%, 2025                                  1,665,000         2,014,933
----------------------------------------------------------------------------------------------
Jacksonville, FL, Health Care Facilities Rev. (National
Benevolent-Cypress Village), 6.25%, 2026*                          1,245,000         1,167,188
----------------------------------------------------------------------------------------------
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village,
Inc.), 6.25%, 2026                                                   500,000           504,225
----------------------------------------------------------------------------------------------
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village,
Inc.), 6.875%, 2032                                                  500,000           524,215
----------------------------------------------------------------------------------------------
Maine Health & Higher Educational Facilities Rev. (Piper
Shores), 7.5%, 2019                                                  825,000           872,479
----------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency Rev. (Metro Health
Foundation, Inc.), 6.75%, 2027                                     1,500,000         1,443,555
----------------------------------------------------------------------------------------------
Millbrae, CA, Residential Facilities Rev. (Magnolia of
Millbrae), 7.375%, 2027                                            1,920,000         2,007,667
----------------------------------------------------------------------------------------------
Mocksville, NC, (North Carolina Housing Foundation, Inc.),
7.25%, 2029                                                          385,000           334,168
----------------------------------------------------------------------------------------------
Montgomery County, PA, Higher Education & Health Authority
Rev. (AHF/Montgomery), 10.5%, 2020                                 2,220,000         2,236,006
----------------------------------------------------------------------------------------------
New Hampshire Business Finance Authority, Health Care
Facilities Rev. (Metro Health Foundation, Inc.), 6.55%, 2028         740,000           706,315
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev. (Courthouse
Convalescent Center), 8.7%, 2014                                     650,000           651,658
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev., First
Mortgage Gross Rev. (Wanaque Convalescent Center),
8.6%, 2011                                                         1,000,000         1,002,090
----------------------------------------------------------------------------------------------
New Jersey Health Care Facilities Financing Authority Rev.
(Cherry Hill), 8%, 2027                                            1,000,000           936,960
----------------------------------------------------------------------------------------------
Oklahoma Development Finance Authority Rev. (Inverness
Village), 8%, 2032                                                 1,010,000           845,037
----------------------------------------------------------------------------------------------
Reedley, CA, Certificate of Participation (Mennonite Home),
7.5%, 2026                                                         2,760,000         2,845,118
----------------------------------------------------------------------------------------------
Santa Fe, NM, Industrial Development Rev. (Casa Real Nursing
Home), 9.75%, 2013                                                   940,000           944,268
----------------------------------------------------------------------------------------------
Shelby County, TN, Health Educational Rev. (Germantown
Village), 7.25%, 2034                                                820,000           845,937
----------------------------------------------------------------------------------------------
State of Hawaii, Department of Budget & Finance, Special
Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033          500,000           533,665
----------------------------------------------------------------------------------------------
Sterling, IL (Hoosier Care), 7.125%, 2034                            720,000           592,452
----------------------------------------------------------------------------------------------
Washington County, FL, Industrial Development Authority Rev.
(Washington County), 10%, 2016                                       940,000           942,538
----------------------------------------------------------------------------------------------
Waterford Township, MI, Economic Development Corp. Rev.
(Canterbury Health), 6%, 2039                                      1,535,000         1,132,032
----------------------------------------------------------------------------------------------
Wilkinsburg, PA, Municipal Authority Health Rev.
(Monroeville Christian/Judea), 8.25%, 2027                           990,000           941,906
----------------------------------------------------------------------------------------------
                                                                                   $43,360,541
----------------------------------------------------------------------------------------------
Human Services - 2.8%
----------------------------------------------------------------------------------------------
Cheneyville, LA, Westside Habilitation Center Rev.,
8.375%, 2013                                                      $1,510,000        $1,535,746
----------------------------------------------------------------------------------------------
Iowa Finance Authority, Community Provider (Boys & Girls
Home), 6.25%, 2028                                                   500,000           466,920
----------------------------------------------------------------------------------------------
Lehigh County, PA, Gen Purpose Authority (Kidspeace Corp.),
6%, 2023                                                           3,000,000         2,756,610
----------------------------------------------------------------------------------------------
New York City, NY, Industrial Development Agency, Civic
Facility Rev. (Special Needs Facilities), 6.5%, 2017               1,030,000         1,070,922
----------------------------------------------------------------------------------------------
New York City, NY, Industrial Development Agency, Civic
Facility Rev. (A Very Special Place, Inc.), "A", 5.75%, 2029       1,000,000           887,730
----------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority Rev. (GF/
Orlando Healthcare Facilities), 8.75%, 2011                          575,000           575,449
----------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority Rev. (GF/
Orlando Healthcare Facilities), 9%, 2031                           1,000,000         1,019,540
----------------------------------------------------------------------------------------------
Osceola County, FL, Industrial Development Authority Rev.
(Community Provider), 7.75%, 2017                                    454,000           457,963
----------------------------------------------------------------------------------------------
                                                                                    $8,770,880
----------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 2.6%
----------------------------------------------------------------------------------------------
Alliance Airport Authority, Inc., Special Facilities Rev.
(AMR Corp.), 7.5%, 2029                                             $990,000          $632,372
----------------------------------------------------------------------------------------------
Cleveland, OH, Special Facilities Rev. (Continental
Airlines, Inc.), 5.375%, 2027                                        500,000           324,865
----------------------------------------------------------------------------------------------
Dallas Fort Worth, TX, International Airport Facility
Improvement Corp. (American Airlines, Inc.), 7.25%, 2030             300,000           181,308
----------------------------------------------------------------------------------------------
Dallas Fort Worth, TX, International Airport Facility
Improvement Corp. (American Airlines, Inc.), 6.375%, 2035          2,150,000         1,217,029
----------------------------------------------------------------------------------------------
Dallas Fort Worth, TX, International Airport Facility
Improvement Corp. (American Airlines, Inc.) "B", 6.05%, 2029         495,000           470,834
----------------------------------------------------------------------------------------------
Hillsborough County, FL, Aviation Authority Rev. Special
Purpose Facilities (U.S. Air Corp.), 8.6%, 2022*                     400,000            98,988
----------------------------------------------------------------------------------------------
Houston, TX, Airport Systems Rev. Special Facilities
(Continental, Inc.) "E", 6.75%, 2029                               1,000,000           763,130
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority (Continental
Airlines, Inc.), 7.2%, 2030                                        1,595,000         1,276,223
----------------------------------------------------------------------------------------------
New York City, NY, Industrial Development Agencies Rev.
(Continental Airlines, Inc.), 7.25%, 2008                            205,000           204,719
----------------------------------------------------------------------------------------------
New York City, NY, Industrial Development Agencies Rev.
(Continental Airlines, Inc.), 8%, 2012                               300,000           286,335
----------------------------------------------------------------------------------------------
Tulsa, OK, Municipal Airport Trust Rev. (AMR Corp.), 5.8%, 2035      355,000           354,510
----------------------------------------------------------------------------------------------
Tulsa, OK, Municipal Airport Trust Rev. (AMR Corp.) "B",
6%, 2035                                                           2,500,000         2,263,525
----------------------------------------------------------------------------------------------
                                                                                    $8,073,838
----------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.5%
----------------------------------------------------------------------------------------------
Michigan Strategic Fund Limited Rev. (Dow Chemical Co.),
4.6%, 2014                                                        $1,500,000        $1,589,550
----------------------------------------------------------------------------------------------
Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
Corp.), "A", 7%, 2024                                              3,000,000         3,051,540
----------------------------------------------------------------------------------------------
                                                                                    $4,641,090
----------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 3.6%
----------------------------------------------------------------------------------------------
California Pollution Control Financing Authority, Solid
Waste Disposal Rev. (Browning Ferris, Inc.), 5.8%, 2016           $1,000,000          $942,680
----------------------------------------------------------------------------------------------
California Statewide Community Development Authority, Solid
Waste Facilities Rev. (Republic Services, Inc.), "A", 4.95%,
2012                                                               1,000,000         1,059,490
----------------------------------------------------------------------------------------------
Gloucester County, NJ, Solid Waste Resource Recovery Rev.
(Waste Management, Inc.), 6.85%, 2029                                850,000           964,062
----------------------------------------------------------------------------------------------
Henrico County, VA, Industrial Development Authority Rev.
(Browning Ferris, Inc.), 5.45%, 2014                               1,750,000         1,632,715
----------------------------------------------------------------------------------------------
Illinois Development Finance Authority, Solid Waste Disposal
Rev. (Waste Management, Inc.), 5.85%, 2007                         4,500,000         4,772,385
----------------------------------------------------------------------------------------------
Nevada Department of Business (Republic Services, Inc.),
5.625%, 2026                                                         750,000           803,258
----------------------------------------------------------------------------------------------
New Morgan, PA, Industrial Development Authority, Solid
Waste Disposal Rev. (New Morgan Landfill Co, Inc./Browning
Ferris, Inc.), 6.5%, 2019                                          1,000,000           986,390
----------------------------------------------------------------------------------------------
                                                                                   $11,160,980
----------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.5%
----------------------------------------------------------------------------------------------
Indiana Development Finance Authority Rev. (Inland Steel),
5.75%, 2011                                                       $1,000,000          $972,450
----------------------------------------------------------------------------------------------
Mobile County, AL, Industrial Development Authority Rev.
(Ipsco, Inc.), 6.875%, 2030                                          650,000           673,127
----------------------------------------------------------------------------------------------
Ohio Solid Waste Rev. (Republic Engineered Steels, Inc.),
8.25%, 2014*                                                       3,000,000                30
----------------------------------------------------------------------------------------------
Ohio Solid Waste Rev. (Republic Engineered Steels, Inc.),
9%, 2021*                                                          3,000,000                30
----------------------------------------------------------------------------------------------
                                                                                    $1,645,637
----------------------------------------------------------------------------------------------
Industrial Revenue - Other - 5.2%
----------------------------------------------------------------------------------------------
Gulf Coast, TX, Industrial Development Authority (Valero
Energy Corp.), 5.6%, 2031                                         $1,750,000        $1,766,065
----------------------------------------------------------------------------------------------
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.),
6.65%, 2032                                                        1,000,000         1,082,380
----------------------------------------------------------------------------------------------
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017     2,220,000         2,320,522
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority, Economic
Development Rev. (Holt Hauling & Warehousing),
8.4%, 2015+**                                                      1,000,000           565,000
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority, Economic
Development Rev. (Holt Hauling & Warehousing),
8.6%, 2017+**                                                      1,000,000           565,000
----------------------------------------------------------------------------------------------
Park Creek Metropolitan District, CO, Rev., Custodial
Receipts, "CR-1" 7.875%, 2032##                                    1,270,000         1,311,021
----------------------------------------------------------------------------------------------
Park Creek Metropolitan District, CO, Rev., Custodial
Receipts, "CR-2", 7.875%, 2032##                                     580,000           598,734
----------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing Authority,
Finance Authority Facilities Rev. (Amtrak), "A", 6.25%, 2031       2,000,000         2,091,100
----------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing Authority,
Wastewater Treatment Rev. (Sunoco Co.), 7.6%, 2024                   750,000           768,345
----------------------------------------------------------------------------------------------
Philadelphia, PA, Industrial Development Authority Rev.
(Host Marriott LP), 7.75%, 2017                                    3,255,000         3,313,720
----------------------------------------------------------------------------------------------
Port Corpus Christ, TX, Industrial Development Authority
Rev. (Citgo Petroleum Corp.), 8.25%, 2031                            700,000           749,581
----------------------------------------------------------------------------------------------
State of Ohio, Air Quality Development Authority Rev. (USX
Corp.), 5%, 2015                                                     575,000           631,137
----------------------------------------------------------------------------------------------
Tooele County, UT, Hazardous Waste Treatment Rev. (Union
Pacific Corp.), 5.7%, 2026                                           385,000           392,500
----------------------------------------------------------------------------------------------
                                                                                   $16,155,105
----------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 8.8%
----------------------------------------------------------------------------------------------
Beauregard Parish, LA (Boise Cascade Corp.), 6.8%, 2027           $1,000,000        $1,044,970
----------------------------------------------------------------------------------------------
Bedford County, VA, Industrial Development Authority Rev.
(Nekoosa Packaging), "A", 6.55%, 2025                              1,000,000         1,036,610
----------------------------------------------------------------------------------------------
Butler, AL, Solid Waste Disposal Rev. (James River Corp.),
8%, 2028                                                             500,000           513,510
----------------------------------------------------------------------------------------------
Columbus County, NC, Industrial Facilities & Pollution
Control Financing Authority (International Paper, Co.), "A",
6.15%, 2021                                                        5,000,000         5,215,250
----------------------------------------------------------------------------------------------
Courtland, AL, Solid Waste Disposal Rev. (Champion
International Corp.), 6.375%, 2029                                 2,000,000         2,027,000
----------------------------------------------------------------------------------------------
Delta County, MI, Economic Development Corp., Environmental
Improvements Rev. (Mead Westvaco Escanaba), 6.45%, 2023              500,000           541,085
----------------------------------------------------------------------------------------------
Delta County, MI, Economic Development Corp., Environmental
Improvements Rev. (Mead Westvaco Escanaba), 6.25%, 2027            1,000,000         1,069,900
----------------------------------------------------------------------------------------------
Effingham County, GA, Development Authority, Solid Waste
Disposal Rev. (Fort James), 5.625%, 2018                             850,000           848,411
----------------------------------------------------------------------------------------------
Hodge, LA, Utilities Rev. (Stone Container Corp.), 7.45%, 2024     3,335,000         3,930,498
----------------------------------------------------------------------------------------------
Isle Wight County, VA, Industrial Development Authority,
Solid Waste Disposal Facilities Rev. (Union Camp Corp.),
6.55%, 2024                                                        4,000,000         4,092,840
----------------------------------------------------------------------------------------------
Lowndes County, MS, Solid Waste Disposal & Pollution Control
Rev. (Weyerhaeuser Co.), 6.8%, 2022                                2,000,000         2,399,600
----------------------------------------------------------------------------------------------
Navajo County, AZ, Industrial Development Authority (Stone
Container Corp.), 7.2%, 2027                                         880,000           917,567
----------------------------------------------------------------------------------------------
Onondaga County, NY, Industrial Development Authority Rev.,
Solid Waste Disposal Rev. (Solvay Paperboard LLC),
6.8%, 2014                                                         1,000,000         1,062,520
----------------------------------------------------------------------------------------------
West Point, VA, Solid Waste Disposal Rev. (Chesapeake
Corp.), 6.25%, 2019                                                1,750,000         1,730,750
----------------------------------------------------------------------------------------------
York County, SC, Pollution Control Rev. (Bowater, Inc.),
"A", 7.4%, 2010                                                    1,045,000         1,053,402
----------------------------------------------------------------------------------------------
                                                                                   $27,483,913
----------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 2.7%
----------------------------------------------------------------------------------------------
California Statewide Communities Development Authority Rev.,
East Valley Tourist (Cabazon Casino)"A", 9.25%, 2020##          $1,155,000        $1,227,800
----------------------------------------------------------------------------------------------
Capital Trust Agency of Florida Rev. (Seminole Tribe
Convention), 10%, 2033                                             3,500,000         4,309,795
----------------------------------------------------------------------------------------------
Mississippi Development Bank, Special Obligation (Diamond
Lakes Utilities), 6.25%, 2017                                      1,000,000         1,026,720
----------------------------------------------------------------------------------------------
Nevada Department of Business & Industry Rev. (Las Vegas
Monorail), 7.375%, 2040                                            1,130,000         1,143,978
----------------------------------------------------------------------------------------------
Sandoval County, NM (Santa Ana Pueblo), 7.75%, 2015##                675,000           694,879
----------------------------------------------------------------------------------------------
                                                                                    $8,403,172
----------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 1.1%
----------------------------------------------------------------------------------------------
Austin, TX, Convention Center (Convention Enterprises,
Inc.), 6.6%, 2021                                                   $400,000          $433,264
----------------------------------------------------------------------------------------------
Austin, TX, Convention Center (Convention Enterprises,
Inc.), 6.7%, 2028                                                    600,000           642,210
----------------------------------------------------------------------------------------------
Gallery Certificate Trust, PA, Parking Rev., FSA, 4.5%, 2013##       955,000           957,569
----------------------------------------------------------------------------------------------
Rockbridge County, VA, Industrial Development Authority Rev.
(Virginia Horse Center), 6.85%, 2021                                 700,000           662,858
----------------------------------------------------------------------------------------------
Southwestern Illinois Development Authority Rev., Solid
Waste Disposal Rev., 5.9%, 2014                                      370,000           379,687
----------------------------------------------------------------------------------------------
St. Louis County, MO, Industrial Development Authority Rev.
(Kiel Center Multipurpose Arena), 7.875%, 2024                       300,000           301,110
----------------------------------------------------------------------------------------------
                                                                                    $3,376,698
----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.3%
----------------------------------------------------------------------------------------------
Bexar County, TX, Multi-Family Housing Rev. (American
Opportunity Housing), "A", MBIA, 5.7%, 2021                       $1,250,000        $1,319,088
----------------------------------------------------------------------------------------------
Charter Mac Equity Issuer Trust, 7.1%, 2009##                      1,000,000         1,121,470
----------------------------------------------------------------------------------------------
Charter Mac Equity Issuer Trust, 6%, 2019                          2,000,000         2,129,920
----------------------------------------------------------------------------------------------
Dallas Fort Worth, TX, Housing Corp., 8.5%, 2011                     815,000           818,203
----------------------------------------------------------------------------------------------
Eaglebend, CO, Affordable Housing Corp., Multi-Family Rev.
(Housing Project), "A", 6.4%, 2017                                 1,000,000           990,500
----------------------------------------------------------------------------------------------
Florida Multi-Family Housing Finance Agency Rev. (Center
Court Apartments), 8.5%, 2018                                        865,000           837,121
----------------------------------------------------------------------------------------------
Memphis, TN, Educational & Housing Facilities (Wesley
Highland Terrace), 8.5%, 2024                                        115,000           114,116
----------------------------------------------------------------------------------------------
Metropolitan Government of Nashville & Davidson County, TN,
Health & Educational & Housing Facilities Board Rev.
(Berkshire Place), GNMA, 6%, 2023                                    500,000           523,600
----------------------------------------------------------------------------------------------
Munimae TE Bond Subsidiaries LLC, 6.875%, 2009##                   2,000,000         2,224,080
----------------------------------------------------------------------------------------------
Munimae TE Bond Subsidiary LLC, 5.4%, 2049##                       1,000,000           998,430
----------------------------------------------------------------------------------------------
Ridgeland, MS, Urban Renewal (Northbrook I & II Apartments),
6.15%, 2019**                                                        280,000           134,904
----------------------------------------------------------------------------------------------
Ridgeland, MS, Urban Renewal (Northbrook I & III
Apartments), 6.25%, 2029**                                           475,000           227,948
----------------------------------------------------------------------------------------------
San Bernardino County, CA (Equity Residential/Redlands),
"A", 5.2%, 2029                                                    2,000,000         2,118,320
----------------------------------------------------------------------------------------------
                                                                                   $13,557,700
----------------------------------------------------------------------------------------------
Single Family Housing - Local - 1.6%
----------------------------------------------------------------------------------------------
Cook County, IL, Single Family Mortgage Rev., "A", 0%, 2015         $100,000           $30,978
----------------------------------------------------------------------------------------------
Corpus Christi, TX, Housing Finance Authority Rev., MBIA,
0%, 2011                                                           3,000,000         1,560,210
----------------------------------------------------------------------------------------------
Dallas, TX, Housing Finance Corp., Single Family Mortgage
Rev., MBIA, 0%, 2016                                               3,620,000         1,063,846
----------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.625%, 2023                                                         355,000           389,030
----------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.3%, 2032                                                         1,105,000         1,173,532
----------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
GNMA, 6.45%, 2029                                                    745,000           809,234
----------------------------------------------------------------------------------------------
                                                                                    $5,026,830
----------------------------------------------------------------------------------------------
Single Family Housing - State - 3.1%
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.15%, 2014                $8,000            $8,152
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 5.9%, 2023                275,000           287,117
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.9%, 2029                655,000           679,523
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.6%, 2032                305,000           314,958
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.375%, 2033              140,000           150,612
----------------------------------------------------------------------------------------------
Georgia Housing & Finance Authority Rev., 5.65%, 2021              2,490,000         2,577,773
----------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family Mortgage
Rev., GNMA, 6.4%, 2032                                               355,000           367,109
----------------------------------------------------------------------------------------------
Minnesota Housing Finance Agency Rev., Residential Housing
Finance "B", 4.8%, 2023                                              315,000           322,176
----------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), GNMA 6.35%, 2032                  500,000           524,810
----------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032                 230,000           254,369
----------------------------------------------------------------------------------------------
Nebraska Investment Finance Authority Single Family Mortgage
Rev., 0%, 2015                                                     8,525,000         3,126,459
----------------------------------------------------------------------------------------------
Nebraska Investment Finance Authority, "C", 6.25%, 2021              915,000           948,407
----------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., GNMA 5.875%,
2030                                                                 180,000           186,194
----------------------------------------------------------------------------------------------
                                                                                    $9,747,659
----------------------------------------------------------------------------------------------
Solid Waste Revenue - 2.3%
----------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority Rev.,
Resource Recovery Facilities, (American Re-Fuel) "A",
6.5%, 2008                                                        $1,600,000        $1,716,672
----------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority Rev.,
Resource Recovery Facilities, (American Ref-fuel) "A",
6.1%, 2005                                                         2,000,000         2,007,720
----------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Ogden
Haverhill Associates), 6.7%, 2014                                    725,000           773,945
----------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency Rev., Resource
Recovery Rev. (Ogden Haverhill Associates), 5.6%, 2019             2,850,000         2,860,517
----------------------------------------------------------------------------------------------
                                                                                    $7,358,854
----------------------------------------------------------------------------------------------
State & Local Agencies - 2.3%
----------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission, Building Rev.,
RITES, FGIC, 8.7328%, 2016+(+)                                    $1,300,000        $1,683,604
----------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission, Building Rev.,
RITES, FGIC, 8.7328%, 2017+(+)                                     1,050,000         1,365,882
----------------------------------------------------------------------------------------------
College Park, GA (Civic Center), AMBAC, 5.75%, 2020                1,000,000         1,141,860
----------------------------------------------------------------------------------------------
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement Rev., Enhanced, "B", 5.375%, 2028                       2,000,000         2,067,940
----------------------------------------------------------------------------------------------
Houston, TX, Certificates of Participation, 6.3%, 2020               815,000           891,765
----------------------------------------------------------------------------------------------
                                                                                    $7,151,051
----------------------------------------------------------------------------------------------
Student Loan Revenue - 0.5%
----------------------------------------------------------------------------------------------
Access to Loans for Learning, California Student Loan Rev.,
7.95%, 2030                                                         $650,000          $682,877
----------------------------------------------------------------------------------------------
Arizona Student Loan Acquisition Authority, Student Loan
Rev., 7.625%, 2010                                                   750,000           767,543
----------------------------------------------------------------------------------------------
                                                                                    $1,450,420
----------------------------------------------------------------------------------------------
Tax Assessment - 3.7%
----------------------------------------------------------------------------------------------
Capital Region Community Development District of Florida,
Capital Improvement Rev., 5.95%, 2006                               $265,000          $268,466
----------------------------------------------------------------------------------------------
Chicago IL, Ryan Garfield Tax Increment Allocation,
10.125%, 2007                                                        775,000           776,163
----------------------------------------------------------------------------------------------
Concorde Estates Community Development District, Florida
Capital Improvement Rev., "B", 5%, 2011                              650,000           649,799
----------------------------------------------------------------------------------------------
Fishhawk Community Development District of Florida,
5.125%, 2009                                                         590,000           598,177
----------------------------------------------------------------------------------------------
Heritage Isles, FL, Community Development District, "A",
5.75%, 2005                                                          135,000           135,259
----------------------------------------------------------------------------------------------
Katy, TX, Development Authority Rev., 5.8%, 2011                     870,000           911,908
----------------------------------------------------------------------------------------------
Katy, TX, Development Authority Rev., 6%, 2018                     1,025,000         1,068,552
----------------------------------------------------------------------------------------------
Killarney, FL, Community Development District, "B",
5.125%, 2009                                                         310,000           313,004
----------------------------------------------------------------------------------------------
Lakes By The Bay South Community Development District,
Florida Special Assessment, "B", 5.3%, 2009                        1,140,000         1,154,421
----------------------------------------------------------------------------------------------
Markham, IL, Tax Increment Rev., 9%, 2012                          1,080,000         1,084,061
----------------------------------------------------------------------------------------------
Middle Village Community Development District, Florida
Special Assessment, "B", 5%, 2009                                    800,000           806,488
----------------------------------------------------------------------------------------------
Panther Trace, FL, Community Development District Rev.,
5.4%, 2008                                                           425,000           429,705
----------------------------------------------------------------------------------------------
Parkway Center, FL, Community Development District Rev.,
"B", 5.625%, 2014                                                  1,260,000         1,277,690
----------------------------------------------------------------------------------------------
Preserve At Wilderness Lake, FL, Community Development
District, Capital Improvement,"B", 5%, 2009                        665,000           664,661
----------------------------------------------------------------------------------------------
Reunion East Community Development District, FL, Special
Assessment, 5.9%, 2007                                               225,000           230,166
----------------------------------------------------------------------------------------------
Sterling Hill Community Development District of Florida,
Capital Improvement Rev., 5.5%, 2010                                 540,000           548,289
----------------------------------------------------------------------------------------------
Villasol Community Development District of Florida, Special
Assessment Rev., "B", 5.375%, 2008                                   655,000           667,786
----------------------------------------------------------------------------------------------
                                                                                   $11,584,595
----------------------------------------------------------------------------------------------
Tax - Other - 1.8%
----------------------------------------------------------------------------------------------
Black Hawk, CO, Device Tax Rev., 5.625%, 2021                       $250,000          $248,413
----------------------------------------------------------------------------------------------
Dade County, FL, Special Obligations Rev., Capital
Appreciation Bond, "B", AMBAC, 0%, 2008(++)                       15,080,000         3,059,581
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev. Cigarette
Tax, 5.5%, 2024                                                      340,000           347,640
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev. Cigarette
Tax, 5.75%, 2029                                                     615,000           631,703
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev. Cigarette
Tax, 5.5%, 2031                                                      270,000           271,609
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev. Cigarette
Tax, 5.75%, 2034                                                     410,000           420,640
----------------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority Rev., 6%, 2006               250,000           261,213
----------------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority Rev., "E",
5.875%, 2018                                                         500,000           521,090
----------------------------------------------------------------------------------------------
                                                                                    $5,761,889
----------------------------------------------------------------------------------------------
Tobacco - 4.6%
----------------------------------------------------------------------------------------------
Badger Tobacco, WI (Asset Securitization Corp.),
6.125%, 2027                                                      $3,190,000        $3,104,061
----------------------------------------------------------------------------------------------
California Statewide Financing Authority, Tobacco
Settlement, 5.625%, 2029                                           1,840,000         1,673,038
----------------------------------------------------------------------------------------------
District of Columbia, Tobacco Settlement, 6.25%, 2024              1,260,000         1,217,059
----------------------------------------------------------------------------------------------
Golden State Tobacco Securitization, "A", 5%, 2021                   990,000           992,208
----------------------------------------------------------------------------------------------
Golden State Tobacco Securization, Tobacco Settlement,
7.8%, 2042                                                         1,000,000         1,070,230
----------------------------------------------------------------------------------------------
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev.,
Asset Backed, "B", 5.3%, 2025                                      2,000,000         1,691,100
----------------------------------------------------------------------------------------------
Louisiana Tobacco Settlement Authority, 5.5%, 2030                 1,435,000         1,286,664
----------------------------------------------------------------------------------------------
New Jersey Tobacco Settlement Authority, 5.75%, 2032               1,005,000           936,771
----------------------------------------------------------------------------------------------
South Carolina Tobacco Settlement Authority, 6.375%, 2028          1,000,000           950,300
----------------------------------------------------------------------------------------------
Southern California Tobacco Settlement Authority,
5.25%, 2027                                                        1,170,000         1,159,997
----------------------------------------------------------------------------------------------
Washington Tobacco Settlement Authority, 6.5%, 2026                  160,000           157,781
----------------------------------------------------------------------------------------------
                                                                                   $14,239,209
----------------------------------------------------------------------------------------------
Toll Roads - 1.3%
----------------------------------------------------------------------------------------------
Arapahoe County, CO, Capital Improvement Highway Rev., "C",
0%, 2005(++)                                                      $1,000,000          $478,550
----------------------------------------------------------------------------------------------
Niagara Falls, NY, Bridge Commission, Toll Rev., RITES,
FGIC, 8.1705%, 2015+(+)                                            1,500,000         1,954,200
----------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA, Toll Road Rev., 0%, 2011             1,000,000           479,780
----------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA, Toll Road Rev., 0%, 2012             1,000,000           451,750
----------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA, Toll Road Rev., 0%, 2015             1,750,000           803,845
----------------------------------------------------------------------------------------------
                                                                                    $4,168,125
----------------------------------------------------------------------------------------------
Transportation - Special Tax - 3.3%
----------------------------------------------------------------------------------------------
Missouri Highways & Transportation Commission, State Road
Rev., "A", 5.625%, 2018                                           $4,500,000        $5,066,640
----------------------------------------------------------------------------------------------
Telluride, CO (Gondola Transit Co.), 9%, 2006(++)                    790,000           867,783
----------------------------------------------------------------------------------------------
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola
Transit Co.), ETM, 11.5%, 2012(++)                                 2,900,000         4,333,296
----------------------------------------------------------------------------------------------
                                                                                   $10,267,719
----------------------------------------------------------------------------------------------
Universities - Colleges - 3.7%
----------------------------------------------------------------------------------------------
California Educational Facilities Authority Rev. (L.A.
College of Chiropractic), 5.6%, 2017                                $750,000          $724,268
----------------------------------------------------------------------------------------------
Houston, TX, Community College Systems, MBIA, 7.875%, 2025         2,500,000         3,245,825
----------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Rev. (Augustana
College), "A", 5.625%, 2022                                          400,000           426,140
----------------------------------------------------------------------------------------------
Islip, NY, Community Development Agency Rev. (New York
Institute of Technology), 7.5%, 2006(++)                           2,500,000         2,730,325
----------------------------------------------------------------------------------------------
Louisiana State University (Health Sciences Center Project),
MBIA, 6.375%, 2031                                                 2,500,000         2,913,525
----------------------------------------------------------------------------------------------
Savannah, GA, Economic Development Authority Rev. (College
of Art & Design, Inc.), 6.5%, 2009(++)                               625,000           734,038
----------------------------------------------------------------------------------------------
State of Massachusetts, Development Finance Agency Rev.
(Eastern Nazarene College), 5.625%, 2029                             750,000           639,075
----------------------------------------------------------------------------------------------
University of Arkansas, University Rev. (UAMS Campus), "B",
MBIA, 5%, 2034                                                       300,000           307,080
----------------------------------------------------------------------------------------------
                                                                                   $11,720,276
----------------------------------------------------------------------------------------------
Universities - Secondary Schools - 1.3%
----------------------------------------------------------------------------------------------
California Statewide Communities, Development Authority Rev.
(Escondido Charter High School), 7.5%, 2023                         $585,000          $593,208
----------------------------------------------------------------------------------------------
California Statewide Communities, Development Authority Rev.
(Escondido Charter High School), 7.5%, 2036                        1,000,000         1,015,320
----------------------------------------------------------------------------------------------
Michigan Municipal Bond Authority Rev. (Detroit Academy of
Arts & Sciences), 8%, 2031                                         1,000,000           985,420
----------------------------------------------------------------------------------------------
Michigan Municipal Bond Authority Rev. (YMCA Service
Learning Academy), 7.625%, 2021                                    1,000,000         1,012,100
----------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority Education
Rev. (Arizona Charter Schools), "C", 6.75%, 2031                     500,000           515,165
----------------------------------------------------------------------------------------------
                                                                                    $4,121,213
----------------------------------------------------------------------------------------------
Utilities - Cogeneration - 3.6%
----------------------------------------------------------------------------------------------
Alaska Industrial Development Export Authority, Power Rev.,
Upper Lynn Canal Regional Power, 5.8%, 2018                         $830,000          $767,974
----------------------------------------------------------------------------------------------
Carbon County, PA, Industrial Development Authority Rev.
(Panther Creek Partners), 6.65%, 2010                              2,620,000         2,835,967
----------------------------------------------------------------------------------------------
Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
6%, 2025                                                           2,260,000         2,256,429
----------------------------------------------------------------------------------------------
Mecklenburg County, VA, Industrial Development Authority
Rev. (UAE Mecklenburg, LP), 6.5%, 2017                               800,000           824,496
----------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Northampton Generating),
6.4%, 2009                                                           350,000           355,492
----------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Northampton Generating),
6.5%, 2013                                                         1,000,000         1,014,970
----------------------------------------------------------------------------------------------
Pittsylvania County, VA, Industrial Development Authority
Rev. (Multi-trade of Pittsylvania), 7.5%, 2014                     3,000,000         3,081,030
----------------------------------------------------------------------------------------------
                                                                                   $11,136,358
----------------------------------------------------------------------------------------------
Utilities - Investor Owned - 11.1%
----------------------------------------------------------------------------------------------
Brazos River Authority, TX, (Reliant Energy, Inc.), "A",
5.375%, 2019                                                        $500,000          $504,260
----------------------------------------------------------------------------------------------
Brazos River Authority, TX, (Reliant Energy, Inc.), "B",
AMBAC, 5.125%, 2020                                                2,000,000         2,115,680
----------------------------------------------------------------------------------------------
Brazos River Authority, TX, Pollution Control Rev. (Texas
Utility Co.), 7.7%, 2033                                             575,000           672,601
----------------------------------------------------------------------------------------------
Brazos River Authority, TX, Pollution Control Rev. (Texas
Utility Co.), "B", 6.3%, 2032                                        500,000           530,685
----------------------------------------------------------------------------------------------
Brazos River Authority, TX, Pollution Control Rev. (Texas
Utility Co.), "C", 6.75%, 2038                                       715,000           761,875
----------------------------------------------------------------------------------------------
Calcasieu Parish, LA, Industrial Development Board,
Pollution Control Rev. (Energy Gulf States, Inc.),
5.45%, 2010                                                        1,250,000         1,268,613
----------------------------------------------------------------------------------------------
California Pollution Control Financing Authority, Pollution
Control Rev. (Pacific Gas & Electric Co.), MBIA, 5.35%, 2016       1,000,000         1,093,840
----------------------------------------------------------------------------------------------
California Pollution Control Financing Authority, Pollution
Control Rev. (Southern California Edison Co.), 6.4%, 2024          1,000,000         1,003,940
----------------------------------------------------------------------------------------------
Connecticut Development Authority, Pollution Control Rev.
(Connecticut Light & Power Co.), 5.85%, 2028                       2,000,000         2,115,300
----------------------------------------------------------------------------------------------
Connecticut Development Authority, Pollution Control Rev.
(Connecticut Light & Power Co.), 5.95%, 2028                       2,270,000         2,392,194
----------------------------------------------------------------------------------------------
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), 5.8%, 2022                                               2,105,000         2,140,869
----------------------------------------------------------------------------------------------
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), "A", 6.3%, 2016                                          2,195,000         2,392,748
----------------------------------------------------------------------------------------------
Forsyth, MT, Pollution Control Rev. (Portland General),
5.2%, 2033                                                           230,000           244,090
----------------------------------------------------------------------------------------------
Matagorda County, TX, (Centerpoint Energy), 5.6%, 2027             1,500,000         1,553,325
----------------------------------------------------------------------------------------------
Matagorda County, TX, Pollution Control Rev. (Central Power
& Light Co.), 4.55%, 2029                                          2,000,000         2,078,100
----------------------------------------------------------------------------------------------
Matagorda County, TX, Pollution Control Rev. (Reliant
Energy), 5.95%, 2030                                               1,655,000         1,656,142
----------------------------------------------------------------------------------------------
New Hampshire Business Finance Authority, Pollution Control
Rev. (Public Service of New Hampshire), 6%, 2021                   1,000,000         1,050,500
----------------------------------------------------------------------------------------------
Ohio Air Quality Development Authority Rev., Pollution
Control, Rev. (Cleveland Electric) "B", 6%, 2020                   3,000,000         3,123,990
----------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority Rev.
(Tucson Electric Power Co.), 6.1%, 2025                              650,000           650,013
----------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority Rev.
(Tucson Electric Power Co.), 6%, 2029                              2,905,000         2,906,017
----------------------------------------------------------------------------------------------
Port Morrow, OR, Pollution Control Rev. (Portland General
Electric), 5.2%, 2033                                                550,000           583,693
----------------------------------------------------------------------------------------------
Sullivan, IN, Pollution Control Rev. (Indiana-Michigan Power
Co.), "C", 5.95%, 2009                                               250,000           252,530
----------------------------------------------------------------------------------------------
Trinity River Authority, TX, Pollution Control Rev. (TXU
Electric Co.), 6.25%, 2028                                           500,000           539,810
----------------------------------------------------------------------------------------------
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
States Utilities Co.), 7.7%, 2014                                    550,000           565,785
----------------------------------------------------------------------------------------------
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
States Utilities Co.), 5.8%, 2015                                  1,500,000         1,518,855
----------------------------------------------------------------------------------------------
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
States Utilities Co.), 5.8%, 2016                                  1,000,000         1,023,530
----------------------------------------------------------------------------------------------
                                                                                   $34,738,985
----------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 3.0%
----------------------------------------------------------------------------------------------
California State Department Water Resources Power Supply
Rev. "A", 5.75%, 2017                                             $1,250,000        $1,418,163
----------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power Agency, Power Systems
Rev., "B", 5.55%, 2014                                             2,150,000         2,305,940
----------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency (Catawba Electric
Rev.) "B", 6.5%, 2020                                              2,000,000         2,258,740
----------------------------------------------------------------------------------------------
Seattle, WA, Municipal Light & Power Rev., 5.625%, 2017            3,000,000         3,333,780
----------------------------------------------------------------------------------------------
Southern California Public Power Authority (Transmission
Project Rev.), RIBS, 9.84%, 2012(+)                                  100,000           100,882
----------------------------------------------------------------------------------------------
                                                                                    $9,417,505
----------------------------------------------------------------------------------------------
Water & Sewer Utility Revenue - 1.7%
----------------------------------------------------------------------------------------------
New York City, NY, Municipal Water & Sewer Finance Authority
Rev., 5.5%, 2033                                                  $5,000,000        $5,383,950
----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $426,766,206)                             $442,941,716
----------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(Presbyterian University Hospital), "A", 1.77%, due 11/04/04        $200,000          $200,000
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(Presbyterian University Hospital), "B", 1.77%, due 11/04/04         500,000           500,000
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(Presbyterian University Hospital), "D", 1.77%, due 11/04/04       1,300,000         1,300,000
----------------------------------------------------------------------------------------------
Bay Area Toll Authority, CA, Toll Bridge Rev. "A",
1.71%, due 11/04/04                                                  400,000           400,000
----------------------------------------------------------------------------------------------
New Castle, PA, Area Hospital Authority (Jameson Memorial
Hospital), 1.82%, due 11/03/04                                       125,000           125,000
----------------------------------------------------------------------------------------------
Pinellas County, FL, Health Facilities Authority Rev.,
Pooled Hospital Loan Program, 1.76%, due 11/01/04                  1,100,000         1,100,000
----------------------------------------------------------------------------------------------
San Francisco, CA, City & County Financial Corp. Lease Rev.,
Moscone Center Expansion, 1.73%, due 11/04/04                        100,000           100,000
----------------------------------------------------------------------------------------------
Sevier County, TN, Public Building Authority,
1.77%, due 11/04/04                                                   65,000            65,000
----------------------------------------------------------------------------------------------
State of California, Department of Water Resources, Power
Supply Rev., "C-2", 1.75%, due 11/04/04                              100,000           100,000
----------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                $3,890,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $430,656,206)                                 $446,831,716
----------------------------------------------------------------------------------------------

                                                                                       $ VALUE
----------------------------------------------------------------------------------------------

Preferred Shares - (44.8)%                                                       $(140,024,056)
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.9%                                                6,017,287
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $312,824,947
----------------------------------------------------------------------------------------------
   * Non-income producing security.
  ** Interest received was less than stated coupon rate.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.
  ## SEC Rule 144A restriction.

The following abbreviations are used in the Portfolio of Investments and are defined:

ETM=                 Escrowed to maturity

INSURERS                                               INVERSE FLOATERS
----------------------------------------------------------------------------------------------
AMBAC    = AMBAC Indemnity Corp.                INFLOS = Inverse Floating Security
ASST GTY = Asset Guaranty Insurance Co.         RIBS   = Residual Interest Bonds
FGIC     = Financial Guaranty Insurance Co.     RITES  = Residual Interest Tax-Exempt Security
FSA      = Financial Security Assurance Inc.
GNMA     = Government National Mortgage Assn.
MBIA     = Municipal Bond Investors Corp.
XLCA     = XL Capital Insurance Co.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------

This statement represents your trust's balance sheet, which details the assets and liabilities composing the total value of your trust.

AT 10/31/04

ASSETS

Investments, at value (identified cost, $430,656,206)           $446,831,716
--------------------------------------------------------------------------------------------------
Cash                                                                  38,258
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                    1,143,560
--------------------------------------------------------------------------------------------------
Interest receivable                                                8,508,095
--------------------------------------------------------------------------------------------------
Other assets                                                           2,180
--------------------------------------------------------------------------------------------------
Total assets                                                                          $456,523,809
--------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable on common shares                              $162,598
--------------------------------------------------------------------------------------------------
Payable for investments purchased                                    346,296
--------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swap agreements           2,803,610
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                      29,073
--------------------------------------------------------------------------------------------------
  Transfer agent and dividend disbursing costs                         6,500
--------------------------------------------------------------------------------------------------
  Administrative fee                                                     216
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               326,513
--------------------------------------------------------------------------------------------------
Series T and Series TH auction preferred shares (5,600
shares issued and outstanding at $25,000 per share) at
liquidation value plus cumulative unpaid dividends               140,024,056
--------------------------------------------------------------------------------------------------
Total liabilities                                                                     $143,698,862
--------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                $312,824,947
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital - common shares                                 $328,326,469
--------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments             13,371,900
--------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments              (35,682,660)
--------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                    6,809,238
--------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                $312,824,947
--------------------------------------------------------------------------------------------------
Preferred shares, at value (5,600 shares issued and
outstanding at $25,000 per share)                                                      140,000,000
--------------------------------------------------------------------------------------------------
Net assets including preferred shares                                                 $452,824,947
--------------------------------------------------------------------------------------------------
Common shares of beneficial interest outstanding
(39,832,578 shares issued less 55,500 treasury shares)                                  39,777,078
--------------------------------------------------------------------------------------------------
Net asset value per common share (312,824,947/39,777,078)                                    $7.86
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

This statement describes how much your trust received in investment income and paid in expenses. It also describes any gains and/or losses generated by trust operations.

FOR YEAR ENDED 10/31/04

NET INVESTMENT INCOME

Interest income                                                                        $28,266,778
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                   $3,571,178
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               50,192
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   41,070
--------------------------------------------------------------------------------------------------
  Transfer agent and dividend disbursing costs                         78,623
--------------------------------------------------------------------------------------------------
  Preferred shares remarketing agent fee                              351,304
--------------------------------------------------------------------------------------------------
  Custodian fee                                                       103,334
--------------------------------------------------------------------------------------------------
  Printing                                                             40,614
--------------------------------------------------------------------------------------------------
  Postage                                                             143,903
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        63,415
--------------------------------------------------------------------------------------------------
  Legal fees                                                            5,206
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        49,431
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $4,498,270
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (3,309)
--------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                            (878)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $4,494,083
--------------------------------------------------------------------------------------------------
Net investment income                                                                  $23,772,695
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                           $(465,227)
--------------------------------------------------------------------------------------------------
  Swap transactions                                                (1,475,616)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                $(1,940,843)
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
--------------------------------------------------------------------------------------------------
  Investments                                                     $12,031,942
--------------------------------------------------------------------------------------------------
  Swap transactions                                                (3,718,628)
--------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                               $8,313,314
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                  $6,372,471
--------------------------------------------------------------------------------------------------
Distributions declared from preferred shares                                           $(1,507,808)
--------------------------------------------------------------------------------------------------
Change in net assets from operations                                                   $28,637,358
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 10/31                                           2004                     2003

CHANGE IN NET ASSETS

OPERATIONS

Net investment income                                         $23,772,695              $24,126,026
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                        (1,940,843)             (10,546,642)
--------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                       8,313,314               12,101,897
--------------------------------------------------------------------------------------------------
Distributions declared from preferred shares                   (1,507,808)              (1,449,560)
-------------------------------------------------------------------------                  -------
Change in net assets from operations                          $28,637,358              $24,231,721
--------------------------------------------------------     ------------             ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                   $(21,706,248)            $(21,191,726)
--------------------------------------------------------     ------------             ------------

TRUST SHARE (PRINCIPAL) TRANSACTIONS

Net asset value of shares issued to common shareholders
in reinvestment of distributions                                 $511,173                 $332,939
--------------------------------------------------------     ------------             ------------
Total change in net assets                                     $7,442,283               $3,372,934
--------------------------------------------------------     ------------             ------------

NET ASSETS

At beginning of period                                       $305,382,664             $302,009,730
--------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed
net investment income of $6,809,238 and $6,215,604,
respectively)                                                $312,824,947             $305,382,664
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the trust's financial performance for the past 5 years.
Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in this report.

FOR YEARS ENDED 10/31                                2004              2003              2002             2001            2000
Net asset value, beginning of period                $7.69             $7.61             $7.93            $7.79           $7.96
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                             $0.60             $0.61             $0.64            $0.64           $0.53
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.16              0.04             (0.38)            0.18           (0.17)
------------------------------------------------------------------------------------------------------------------------------
  Distributions declared to shareholders on
  preferred shares                                  (0.04)            (0.04)            (0.05)           (0.10)             --
---------------------------------------------------------               ---               ---              ---             ---
Total from investment operations                    $0.72             $0.61             $0.21            $0.72           $0.36
---------------------------------------------------------               ---               ---              ---             ---
Distributions declared to shareholders from
net investment income, common shares               $(0.55)           $(0.53)           $(0.53)          $(0.53)         $(0.53)
---------------------------------------------------------               ---               ---              ---             ---
Preferred shares offering cost charged to
paid-in capital                                       $--               $--               $--           $(0.05)            $--
---------------------------------------------------------               ---               ---              ---             ---
Net asset value, end of period                      $7.86             $7.69             $7.61            $7.93           $7.79
---------------------------------------------------------               ---               ---              ---             ---
Common share market value, end of period            $7.83             $7.49             $7.15            $7.83           $7.38
---------------------------------------------------------               ---               ---              ---             ---
Total return at common market value (%)*            12.22             12.51             (2.23)           13.58           11.27
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

FOR YEARS ENDED 10/31                                2004              2003              2002             2001            2000
RATIOS (%) TO AVERAGE NET ASSETS
APPLICABLE TO COMMON SHARES AND
SUPPLEMENTAL DATA^:

Expenses##+                                          1.46              1.51              1.56             1.49            1.11
------------------------------------------------------------------------------------------------------------------------------
Net investment income+(S)                            7.70              7.98              8.26             8.12            6.76
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      9                11                16               26              18
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $312,825          $305,383          $302,010         $312,996        $305,789
------------------------------------------------------------------------------------------------------------------------------

^ Effective June 7, 2004, the investment adviser has voluntarily agreed to reimburse the trust for its proportional share of
  Independent Chief Compliance Officer services paid to Tarantino LLC. If this fee had been incurred by the trust, the net investment income per share would have been:

Net investment income                               $0.60**              --                --               --              --
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
APPLICABLE TO COMMON SHARES:

Expenses##+                                          1.46**              --                --               --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment income+(S)                            7.70**              --                --               --              --
------------------------------------------------------------------------------------------------------------------------------

Supplemental Ratios (%)
------------------------------------------------------------------------------------------------------------------------------
  Ratios of expenses to average net assets
  including preferred shares+##                      1.00              1.03              1.07             1.07            1.11
------------------------------------------------------------------------------------------------------------------------------
  Preferred shares dividends                         0.49              0.48              0.68             1.28              --
------------------------------------------------------------------------------------------------------------------------------
  Net investment income available to common
  shares(S)                                          7.22              7.50              7.58             6.84            6.76
------------------------------------------------------------------------------------------------------------------------------
Senior securities
------------------------------------------------------------------------------------------------------------------------------
  Total preferred shares outstanding                5,600             5,600             5,600            5,600              --
------------------------------------------------------------------------------------------------------------------------------
  Asset coverage per preferred share++            $80,862           $79,533           $79,090          $80,897              --
------------------------------------------------------------------------------------------------------------------------------
  Involuntary liquidation preference per
  preferred share                                 $25,000           $25,000           $25,000          $25,000              --
------------------------------------------------------------------------------------------------------------------------------
  Approximate market value per
  preferred share                                 $25,000           $25,000           $25,000          $25,000              --
------------------------------------------------------------------------------------------------------------------------------

(S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
    October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and to increase the ratio of net investment income to average net assets by 0.07%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
  + Ratio excludes dividend payment on auction preferred shares.
 ++ Calculated by substracting the trust's total liabilities (not including preferred shares) from the trust's total assets and dividing this by the number of preferred shares outstanding.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  * As revised, to reflect transactions conducted prior to close, not included in closing activity on the NYSE at October 31,
    2002. Such amount was previously reported as (2.64)%. Additionally, for the year ended October 31, 2000, the total return previously reported was based on net asset value (5.20%).
 ** The reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Municipal Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) in the trust's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the trust's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees.

SWAP AGREEMENTS - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

INTEREST RATE SWAP AGREEMENTS - Interest rate swap agreements are agreements to exchange cash flows periodically based on a notional principal amount, for example the exchange of fixed rate interest payments for floating rate interest payments which are based on a specific financial index, or the exchange of two distinct floating rate payments. The net receivable or payable associated with these payments is accrued daily and is recorded as net interest income or expense. For financial statement purposes, the net interest income or expense periodically recognized for an interest rate swap is recorded in the same line item as any unrealized and realized gains or losses recognized for that instrument. The primary risk associated with interest rate swap agreements is that unfavorable changes in the fluctuation of interest rates could adversely impact the trust.

RATE LOCK SWAPS - The trust may enter into rate lock swaps, which are used to reduce the interest rate risk of the portfolio. A rate lock swap is a payment or receipt of cash on a specified future date, calculated as the difference between the strike rate and a specific index yield on that date. The payment received or made at the end of the measurement period is recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The trust custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the year ended October 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                    10/31/04          10/31/03
Distributions declared from:
------------------------------------------------------------------------------
Tax-exempt income                                $23,043,028       $22,599,683
------------------------------------------------------------------------------
Ordinary income                                      171,028            41,603
------------------------------------------------------------------------------
Total distributions declared                     $23,214,056       $22,641,286
------------------------------------------------------------------------------

During the year ended October 31, 2004 accumulated undistributed net investment income increased by $34,995, accumulated net realized loss on investments decreased by $8,739,610, and paid-in capital decreased by $8,774,605 due to differences between book and tax accounting for amortization and accretion on debt securities, market discount, and capital losses. This change had no effect on the net assets or net asset value per share.

As of October 31, 2004 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed tax-exempt income                 $7,792,198
          ----------------------------------------------------------
          Undistributed ordinary income                       60,086
          ----------------------------------------------------------
          Capital loss carryforward                      (36,437,335)
          ----------------------------------------------------------
          Unrealized appreciation (depreciation)          14,002,173
          ----------------------------------------------------------
          Other temporary differences                       (918,644)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE
          October 31, 2005                              $(16,518,819)
          ----------------------------------------------------------
          October 31, 2006                                (1,383,806)
          ----------------------------------------------------------
          October 31, 2009                                (2,847,429)
          ----------------------------------------------------------
          October 31, 2010                                (2,883,947)
          ----------------------------------------------------------
          October 31, 2011                               (10,944,821)
          ----------------------------------------------------------
          October 31, 2012                                (1,858,513)
          ----------------------------------------------------------
          Total                                         $(36,437,335)
          ----------------------------------------------------------

AUCTION PREFERRED SHARES - The trust issued 2,800 shares of Auction Preferred Shares (APS), series T and 2,800 of Auction Preferred Shares (APS), series TH. Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. During the year ended October 31, 2004 the dividend rates ranged from 1.31% to 2.59%. The trust pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the trust in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to its asset maintenance coverage are not satisfied. The trust is required to maintain certain asset coverage with respect to the APS as defined in the trust's By-Laws and the Investment Company Act of 1940.

In accordance with the provisions of FASB 150, "Accounting for certain financial instruments with characteristics of both Liabilities and Equity", effective for the current period, the trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and Statement of Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact of the net assets applicable to common shares of the trust.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the trust's average daily net assets and 6.32% of investment income. Management fees incurred for the year ended October 31, 2004 were charged an effective rate of 0.80% of average daily net assets, including preferred shares, on an annualized basis.

The trust pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for retired Independent Trustees. Included in Trustees' compensation is a pension expense of $10,611 for retired Independent Trustees for the year ended October 31, 2004.

This trust and certain other MFS funds (the "funds") have entered into a services agreement (the "Agreement") which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the funds for a proportional share of substantially all of the payments made by the funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets.

Prior to April 1, 2004, the trust paid MFS an administrative fee up to the following annual percentage rates of the trust's average daily net assets:

          First $2 billion                                    0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                   0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                   0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                             0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the trust paid MFS an administrative fee up to the following annual percentage rates of the trust's average daily net assets:

          First $2 billion                                   0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                            0.00000%
          ----------------------------------------------------------

For the year ended October 31, 2004, the trust paid MFS $41,070 equivalent to 0.00916% of average daily net assets including preferred shares, to partially reimburse MFS for the costs of providing administrative services.

TRANSFER AGENT - Included in transfer agent and dividend disbursing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. These fees amounted to $65,362 for the year ended October 31, 2004. Also included in transfer agent and dividend disbursing costs are out-of-pocket expenses, paid to MFSC, which amounted to $2,567 for the year ended October 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $37,474,287 and $42,172,561, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                $430,025,933
          ----------------------------------------------------------
          Gross unrealized appreciation                  $31,325,653
          ----------------------------------------------------------
          Gross unrealized depreciation                  (14,519,870)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)     $16,805,783
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the trust of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2004, the trust did not repurchase any shares. Transactions in trust shares were as follows:

                                     Year ended 10/31/04   Year ended 10/31/03
                                      SHARES    AMOUNT      SHARES    AMOUNT
Shares issued to shareholders in
reinvestment of distributions         64,891   $511,173     42,903   $332,939
------------------------------------------------------------------------------

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the trust for the year ended October 31, 2004 was $1,513, and is included in miscellaneous expense. The trust had no significant borrowings during the year ended October 31, 2004.

(7) FINANCIAL INSTRUMENTS

The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include swap agreements. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Swap Agreements

Interest Rate Swaps

                        NOTIONAL
                       PRINCIPAL              CASH FLOWS                CASH FLOWS          UNREALIZED
                       AMOUNT OF               PAID BY                 RECEIVED BY         APPRECIATION
EXPIRATION              CONTRACT              THE TRUST                 THE TRUST         (DEPRECIATION)

11/16/16             USD 10,500,000      Fixed - 12 year BMA         Floating - 7 day
                                          swap index 4.371%           BMA swap index           $(745,921)
---------------------------------------------------------------------------------------------------------
4/6/17               USD 36,000,000      Fixed - 12 year BMA         Floating - 7 day
                                          swap index 3.884%           BMA swap index            (570,029)
---------------------------------------------------------------------------------------------------------
6/15/25              USD 20,000,000      Fixed - 20 year BMA         Floating - 7 day
                                          swap index 4.7264%          BMA swap index          (1,487,660)
---------------------------------------------------------------------------------------------------------
                                                                                             $(2,803,610)
---------------------------------------------------------------------------------------------------------

(8) RESTRICTED SECURITIES

At October 31, 2004 the trust owned the following restricted securities which are subject to legal or contractual restrictions on resale, excluding securities issued under Rule 144A, constituting 1.7% of net assets, including preferred shares, which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                     DATE OF             PAR
DESCRIPTION                                      ACQUISITION          AMOUNT            COST           VALUE
Chicago, IL, O'Hare International Airport
Rev., RITES, XLCA, 9.0787%, 2022                     8/21/03       1,500,000      $1,599,510      $1,784,490
------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission,
Building Rev., RITES, FGIC 8.7328%, 2016             3/11/99       1,300,000       1,403,610       1,683,604
------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission,
Building Rev., RITES, FGIC 8.7328%, 2017             3/11/99       1,050,000       1,123,542       1,365,882
------------------------------------------------------------------------------------------------------------
New Jersey Economic Development Authority,
Economic Development Rev. (Holt Hauling &
Warehousing), 8.4%, 2015                             1/30/97       1,000,000       1,049,280         565,000
------------------------------------------------------------------------------------------------------------
New Jersey Economic Development Authority,
Economic Development Rev. (Holt Hauling &
Warehousing), 8.6%, 2017                             1/30/97       1,000,000       1,051,940         565,000
------------------------------------------------------------------------------------------------------------
Niagara Falls, NY, Bridge Commission, Toll
Rev., RITES, FGIC, 8.1705%, 2015                     5/21/99       1,500,000       1,609,680       1,954,200
------------------------------------------------------------------------------------------------------------
                                                                                                  $7,918,176
------------------------------------------------------------------------------------------------------------

(9) CONCENTRATION OF CREDIT RISK

At October 31, 2004 17% of securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 8.5% of total investments.

(10) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15,
2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

While these developments relate to MFS and the MFS' open-end funds, there can be no assurance that these developments, or the adverse publicity associated with these developments, will not result in an increase to the market discount of the MFS closed-end fund shares or other adverse consequences.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Municipal Income Trust (the "Trust"), as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 20, 2004

--------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
--------------------------------------------------------------------------------------------------------

The Trustees and officers of the trust, as of December 10, 2004, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD    TRUSTEE/OFFICER         DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                 WITH FUND           SINCE(1)              THE PAST FIVE YEARS
-------------------             ----------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)            Trustee and        February 2004       Massachusetts Financial Services
(born 10/20/63)                 President                              Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Robert C. Pozen(3)              Trustee            February 2004       Massachusetts Financial Services
(born 08/08/46)                                                        Company, Chairman (since February
                                                                       2004); Harvard Law School
                                                                       (education), John Olin Visiting
                                                                       Professor (since July 2002);
                                                                       Secretary of Economic Affairs, The
                                                                       Commonwealth of Massachusetts
                                                                       (January 2002 to December 2002);
                                                                       Fidelity Investments, Vice
                                                                       Chairman (June 2000 to December
                                                                       2001); Fidelity Management &
                                                                       Research Company (investment
                                                                       adviser), President (March 1997 to
                                                                       July 2001); The Bank of New York
                                                                       (financial services), Director;
                                                                       Bell Canada Enterprises
                                                                       (telecommunications), Director;
                                                                       Medtronic, Inc. (medical
                                                                       technology), Director; Telesat
                                                                       (satellite communications),
                                                                       Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair  February 1992       Private investor; Eastern
(born 05/01/36)                 of Trustees                            Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Lawrence H. Cohn, M.D.          Trustee            August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                        Chief of Cardiac Surgery; Harvard
                                                                       Medical School, Professor of
                                                                       Surgery

David H. Gunning                Trustee            January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                        products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director; Southwest Gas
                                                                       Corporation (natural gas
                                                                       distribution company), Director

William R. Gutow                Trustee            December 1993       Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Amy B. Lane                     Trustee            January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                        Inc., Managing Director,
                                                                       Investment Banking Group (1997 to
                                                                       February 2001); Borders Group,
                                                                       Inc. (book and music retailer),
                                                                       Director; Federal Realty
                                                                       Investment Trust (real estate
                                                                       investment trust), Trustee

Lawrence T. Perera              Trustee            July 1981           Hemenway & Barnes (attorneys),
(born 06/23/35)                                                        Partner

William J. Poorvu               Trustee            August 1982         Private investor; Harvard
(born 04/10/35)                                                        University Graduate School of
                                                                       Business Administration, Class of
                                                                       1961 Adjunct Professor in
                                                                       Entrepreneurship Emeritus

J. Dale Sherratt                Trustee            August 1993         Insight Resources, Inc.
(born 09/23/38)                                                        (acquisition planning
                                                                       specialists), President;
                                                                       Wellfleet Investments (investor
                                                                       in health care companies),
                                                                       Managing General Partner (since
                                                                       1993); Cambridge Nutraceuticals
                                                                       (professional nutritional
                                                                       products), Chief Executive
                                                                       Officer (until May 2001)

Elaine R. Smith                 Trustee            February 1992       Independent health care industry
(born 04/25/46)                                                        consultant

OFFICERS
Robert J. Manning(3)            President and      February 2004       Massachusetts Financial Services
(born 10/20/63)                 Trustee                                Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

James R. Bordewick, Jr.(3)      Assistant          September 1990      Massachusetts Financial Services
(born 03/06/59)                 Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel

Jeffrey N. Carp(3)              Secretary and      September 2004      Massachusetts Financial Services
(born 12/01/56)                 Clerk                                  Company, Senior Vice President,
                                                                       General Counsel and Secretary
                                                                       (since April 2004); Hale and Door
                                                                       LLP (law firm) (prior to April
                                                                       2004)

Stephanie A. DeSisto(3)         Assistant          May 2003            Massachusetts Financial Services
(born 10/01/53)                 Treasurer                              Company, Vice President (since
                                                                       April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice
                                                                       President (November 2002 to April
                                                                       2003); ING Groep N.V./Aeltus
                                                                       Investment Management, Senior Vice
                                                                       President (prior to November 2002)

James F. DesMarais(3)           Assistant          September 2004      Massachusetts Financial Services
(born 03/09/61)                 Secretary and                          Company, Assistant General Counsel
                                Assistant Clerk

Robert R. Flaherty(3)           Assistant          August 2000         Massachusetts Financial Services
(born 09/18/63)                 Treasurer                              Company, Vice President (since
                                                                       August 2000); UAM Fund Services,
                                                                       Senior Vice President (prior to
                                                                       August 2000)

Richard M. Hisey(3)             Treasurer          August 2002         Massachusetts Financial Services
(born 08/29/58)                                                        Company, Senior Vice President
                                                                       (since July 2002); The Bank of New
                                                                       York, Senior Vice President
                                                                       (September 2000 to July 2002);
                                                                       Lexington Global Asset Managers,
                                                                       Inc., Executive Vice President and
                                                                       Chief Financial Officer (prior to
                                                                       September 2000); Lexington Funds,
                                                                       Chief Financial Officer (prior to
                                                                       September 2000)

Brian T. Hourihan(3)            Assistant          September 2004      Massachusetts Financial Services
(born 11/11/64)                 Secretary and                          Company, Vice President, Senior
                                Assistant Clerk                        Counsel and Assistant Secretary
                                                                       (since June 2004); Affiliated
                                                                       Managers Group, Inc., Chief Legal
                                                                       Officer/Centralized Compliance
                                                                       Program (January to April 2004);
                                                                       Fidelity Research & Management
                                                                       Company, Assistant General Counsel
                                                                       (prior to January 2004)

Ellen Moynihan(3)               Assistant          April 1997          Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Vice President

Frank L. Tarantino              Independent Chief  June 2004           Tarantino LLC (provider of
(born 03/07/44)                 Compliance                             compliance services), Principal
                                Officer                                (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (February
                                                                       1997 to March 2003)

James O. Yost(3)                Assistant          September 1990      Massachusetts Financial Services
(born 06/12/60)                 Treasurer                              Company, Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years. Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each
Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.
Messrs. Ives, Poorvu and Sherratt and Ms. Lane are members of the trust's Audit Committee.

Each of the trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 99 funds within the MFS Family of
Funds.

On October 29, 2004, Robert J. Manning, as Chief Executive Officer of the trust, certified to the New
York Stock Exchange that as of the date of his certification he was not aware of any violation by the trust of the corporate governance listing standards of the New York Stock Exchange.

The trust filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to the trust's Form N-CSR for the period covered by this report.

-----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                  CUSTODIAN
Massachusetts Financial Services Company            State Street Bank and Trust Company
500 Boylston Street, Boston, MA                     225 Franklin Street, Boston, MA 02110
02116-3741
                                                    INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                         ACCOUNTING FIRM
MFS Fund Distributors, Inc.                         Deloitte & Touche LLP
500 Boylston Street, Boston, MA                     200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGER
Geoffrey Schechter

-------------------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION
-------------------------------------------------------------------------------

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

-------------------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE
-------------------------------------------------------------------------------

The trust will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q may be reviewed and copied at the:

  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The trust's Form N-Q is available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2005, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2004.

For federal income tax purposes, approximately 99.26% of the total dividends paid by the trust from net investment income during the year ended October 31, 2004, is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time

Write to:      State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024
               Boston, MA 02205-5024

NUMBER OF SHAREHOLDERS

As of October 31, 2004, our records indicate that there are 3,483 registered shareholders and approximately 13,643 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

As of October 31, 2004, 2,800 shares of Auction Preferred Shares (APS), Series T and 2,800 shares of Auction Preferred Shares, Series TH were issued and outstanding.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

               State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024
               Boston, MA 02205-5024
               1-800-637-2304

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116.
                                                             MFM-ANN-12/04 23M

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. J. Atwood Ives and Ms. Amy B. Lane, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Mr. Ives and Ms. Lane are both "independent" members of the Audit Committee as defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(A) THROUGH 4(D) AND 4(G):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant. The tables below set forth the audit fees billed to the Registrant as well as fees for non-audit services provided to the Registrant and/or to the Registrant's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended October 31, 2004 and 2003, audit fees billed to the Registrant by Deloitte were as follows:

                                                                Audit Fees
           FEES BILLED BY DELOITTE:                         2004         2003
                                                          ------       ------
                MFS Municipal Income Trust                37,115       34,910
                                                          ------       ------
                         TOTAL                            37,115       34,910

For the fiscal years ended October 31, 2004 and 2003, fees billed by Deloitte for audit-related, tax and other services provided to the Registrant and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                           Audit-Related Fees(1)           Tax Fees(2)             All Other Fees(3)
  FEES BILLED BY DELOITTE:                   2004         2003          2004          2003         2004          2003
                                             ----         ----          ----          ----         ----          ----
       To MFS Municipal                    18,000       18,000        10,600         5,800            0             0
           Income Trust

       To MFS and MFS Related             928,350      166,150        35,000        20,000       32,500        49,644
       Entities relating directly to the
       operations and financial
       reporting of the
       above Registrant*

       To Registrant, MFS and MFS         946,350      184,150        45,600      43,429         68,500       121,644
       Related Entities#

* This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Registrant (which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Registrant and for non-audit services rendered to MFS and the MFS Related Entities.

(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters.

(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees", "Audit-Related Fees" and "Tax Fees."

For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the Securities and Exchange Commission's rules relating to pre-approval of non-audit services had been in effect.

ITEM 4(E)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(F):  Not applicable.

ITEM 4(H): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. J. Atwood Ives, William J. Poorvu and J. Dale Sherratt and Ms. Amy B. Lane.

ITEM 6.  SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by Massachusetts Financial Services Company ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The MFS Proxy Policies are set forth below:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

              SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004

                  Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds").

                  These policies and procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

                  D. Records Retention; and

                  E. Reports.

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

         NON-SALARY COMPENSATION PROGRAMS

         Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

         Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

         MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

         MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

         MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         DILUTION

         There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

         While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

         INDEPENDENT AUDITORS

         Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

         BEST PRACTICES STANDARDS

         Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

         FOREIGN ISSUERS - SHARE BLOCKING

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

         SOCIAL ISSUES

         There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or
(ii) any stocks, securities or obligations of any company so engaged.

         Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

         The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

         a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

         c. Considers special proxy issues as they may arise from time to time.

         The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. POTENTIAL CONFLICTS OF INTEREST

         The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

         In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

         c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

         The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

3. GATHERING PROXIES

         Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

4. ANALYZING PROXIES

         After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

-------------------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

         Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

         As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

         After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

         MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E. REPORTS

         MFS FUNDS

         Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

         ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

======================================================================================================================
                                                 MFS MUNICIPAL INCOME TRUST
----------------------------------------------------------------------------------------------------------------------
                                                                                                (D) MAXIMUM NUMBER (OR
                               (A) TOTAL                            (C) TOTAL NUMBER OF SHARES APPROXIMATE DOLLAR VALUE)
PRIOR                          NUMBER OF          (B) AVERAGE           PURCHASED AS PART OF   OF SHARES THAT MAY YET BE
                                SHARES             PRICE PAID            PUBLICLY ANNOUNCED    PURCHASED UNDER THE PLANS
                               PURCHASED            PER SHARE             PLANS OR PROGRAMS            OR PROGRAMS
======================================================================================================================
   11/01/03 - 11/30/03             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   12/01/03 - 12/31/03             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   01/01/04 - 01/31/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   02/01/04 - 02/28/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   03/01/04 - 03/31/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   04/01/04 - 04/30/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   05/01/04 - 05/31/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   06/01/04 - 06/30/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   07/01/04 - 07/31/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   08/01/04 - 08/31/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   09/01/04 - 09/30/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
   10/01/04 - 10/31/04             0                    0                        0                       3,966,928
----------------------------------------------------------------------------------------------------------------------
       TOTALS/YEAR                 0                    0                        0
======================================================================================================================

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February
28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2004 plan year are 3,966,928.

For the year ended October 31, 2004, no shares of the Registrant have been repurchased pursuant to the plans described above.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations to the Board for nominees to the Registrant's Board. Shareholders may mail written recommendations to the Board to the attention of the Board of Trustees, MFS Municipal Income Trust, Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o , Jeffrey N. Carp, Secretary of the Trust. Shareholder communications must be in writing and be signed by the shareholder and identify the series of the Registrant to which they relate. Such recommendations must be accompanied by the candidate's biographical and occupational data (including whether the candidate would be an "interested person" of the Registrant), a written consent of the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the series of the Registrant to which the recommendation relates and a description of any arrangements or understandings regarding recommendation of the candidate for consideration.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

     (3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  MFS MUNICIPAL INCOME TRUST
           --------------------------------------------------------------------

By (Signature and Title)*  ROBERT J. MANNING
                           ----------------------------------------------------
                           Robert J. Manning, President

Date:  December 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  ROBERT J. MANNING
                          -----------------------------------------------------
                          Robert J. Manning, President
                          (Principal Executive Officer)

Date: December 21, 2004

By (Signature and Title)*  RICHARD M. HISEY
                           ----------------------------------------------------
                           Richard M. Hisey, Treasurer (Principal Financial Officer and Accounting Officer)

Date:   December 21, 2004

* Print name and title of each signing officer under his or her signature.